UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period :	November 1, 2014 — October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGGIX

Putnam Global Income Trust

Annual report
10|31|15

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Global Income
Trust

Annual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	25

Federal tax information	94

About the Trustees	95

Officers	97

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a more broadly invested fund. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Global Income Trust

A nimble approach to investing in global bond markets

Investing in today's bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global interrelationships that drive the markets. With support from more than 90 fixed-income professionals, the fund's managers actively position the portfolio in securities from a broad range of sectors.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Kevin F. Murphy
Portfolio Manager

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

USD
U.S. dollar
GBP
British pound
EUR
Euro
JPY
Japanese yen
AUD
Australian dollar

Illustration shows the fund's five largest currency exposures as of 10/31/15. Allocations in each currency may vary over time.

Invests in sectors beyond the benchmark

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

Barclays Global Aggregate Bond Index
Putnam Global Income Trust
Int'l Treasuries/ agency securities
44%
35%
Investment-grade corporate bonds
19%
20%
U.S. Treasuries/ agency securities
16%
0%
Agency pass-through
12%
19%
Emerging-market bonds
6%
7%
Covered bonds
2%
0%
Commercial MBS
1%
15%
Agency CMO
0%
7%
Asset-backed securities (ABS)
0%
4%
Non-agency residential MBS
0%
4%
High-yield corporate bonds
0%
4%
Cash and net other assets
0%
7%

2 Global Income Trust

Global Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

4	Global Income Trust

Interview with your fund’s portfolio manager

Bill, could you summarize some of the key developments influencing global bond markets during the 12 months ended October 31, 2015?

Interest rates were volatile during the reporting period, but ended lower than where they started, driven by periods of investor risk aversion that led to strong demand for longer-maturity U.S. Treasuries and other government securities. The yield on the benchmark 10-year U.S. Treasury began the period at 2.36%, moved lower through January, trended higher until late June, then generally declined over the remainder of the period. At period-end, the 10-year yield was 2.15%. Developed-market foreign government bonds were also seen as haven assets at various points during the period, and this was reflected in their yields. For example, the yield on 10-year German bunds went from 0.77% at the beginning of the period to a low of 0.08% in mid-April, before rising back to 0.52% by period-end.

Uncertainty over Greece’s ability to secure a deal with its international creditors caused broad swings in global financial markets in June, and bonds suffered across the board. The negative effects caused by this lack of clarity lingered until August when eurozone finance ministers approved an €86 billion [$96 billion] bailout package for Greece.

We saw a broad retreat from riskier assets during August and September, resulting

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/15. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Global Income Trust	5

from concerns about the pace of growth in China and elsewhere overseas. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a selloff in commodities. Investor anxieties were compounded in September when the Fed opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth. Worries about global spillover effects from weakness in China receded in October as the Chinese government announced additional stimulus measures.

The U.S. dollar strengthened during the first half of the period before pulling back in April and May. The dollar declined partly due to a lackluster 0.6% growth rate for U.S. gross domestic product [GDP] in 2015’s first quarter. The weak GDP reading gave investors pause regarding the Fed’s interest-rate policy, leading to speculation that an increase in the federal funds rate could be pushed further

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Global Income Trust

into the future, creating a possible headwind to dollar strength. By late in the period, however, solid readings on U.S. employment levels fueled a growing consensus that the Fed may implement a rate increase in the near future, propelling the greenback higher in October.

The fund posted a negative absolute return at net asset value, but outpaced its benchmark and the average return of its Lipper peer group. What factors aided relative performance?

Relative to the benchmark, our active currency strategy was a major contributor, led by our long U.S.-dollar exposure, as the dollar outpaced all other major currencies during

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Global Income Trust	7

the reporting period. Underweight exposure to the euro also helped since this currency weakened amid anemic eurozone growth and expectations of even easier monetary policy in the region. An underweight in the highly commodity-sensitive Canadian dollar was another contributor, as weak commodities prices weighed on this currency.

Holdings of emerging-market debt, principally in Argentina and Russia, provided a further boost to relative performance. Stabilizing oil prices bolstered the returns of our investments in both of these markets. Argentina’s sovereign bonds also rallied on indications that the country may be close to reaching a settlement with its holdout creditors. Meanwhile, Russian debt benefited from a February cease-fire in Ukraine, along with the fact that economic sanctions against the country did not become more burdensome.

Elsewhere, various tactical trades that were designed to benefit from the difference between current mortgage rates and

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8	Global Income Trust

Treasury yields also modestly aided the fund’s relative return. These trades benefited as the yield spreads of current-coupon government-agency mortgage-backed securities rose. Yield spreads are the yield advantage offered by other bonds over comparable-maturity U.S. Treasuries. Bond prices fall as yields rise.

Which strategies didn’t work as well during the reporting period?

The fund’s interest-rate and yield-curve positioning in the United States was the primary detractor versus the benchmark. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark. Unfortunately, because rates declined across the intermediate- and longer-maturity portions of the yield curve, this positioning worked against the fund’s relative performance.

Our holdings of investment-grade corporate bonds also modestly hampered the fund’s relative results. Despite the fact that intermediate- and longer-maturity rates declined, corporate yield spreads rose, making for a challenging investment environment. Spreads rose for a variety of reasons, including fears of slowing global economic growth, and depressed commodity prices. Additionally, U.S.-dollar strength dampened the profits of U.S. multinational companies because it made their products more expensive overseas.

From a technical perspective, record-high levels of new investment-grade corporate bond supply combined with outflows from bond funds disrupted the market’s supply-and-demand backdrop. Corporations issued bonds at current low interest rates to finance mergers, acquisitions, and stock buybacks.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust	9

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to interest rates in various countries. Additionally, we utilized total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months, and how are you positioning the fund?

In our view, the U.S. economy is returning to a more normal expansion following years of positive but tepid growth. The nation’s GDP grew at a 3.9% seasonally adjusted annual rate in the second quarter and 2.1% in the third quarter, which was considerably stronger than the pace of growth in the first quarter. Shortly after the reporting period ended, the Bureau of Labor Statistics reported that 271,000 new nonfarm jobs were created in October, a level that was significantly greater than expected. Moreover, wage growth showed signs of picking up.

Given the current economic backdrop, we think short-term interest rates are too low. Consequently, we believe the Fed is likely to begin raising the federal funds rate in the near future.

In light of our expectations for stronger growth and higher U.S. interest rates, we plan to keep the portfolio’s duration below that of the benchmark in an effort to reduce interest-rate risk. Following the recent volatility in riskier assets, appetite for risk returned to the markets in October, as investors sought to capitalize on newly attractive entry points in various sectors, particularly high-yield bonds. Against this backdrop, we plan to maintain our diversified mortgage, corporate, and sovereign credit exposure primarily through allocations to mezzanine commercial mortgage-backed securities, investment-grade and high-yield corporate credit, and peripheral European sovereign bonds, respectively. We continued to find prepayment risk attractive, given the prospect of higher interest rates, and continued to seek attractive opportunities in government-agency interest-only collateralized mortgage obligations.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, and Michael V. Salm.

10	Global Income Trust

IN THE NEWS

A robust employment picture bolstered the prospects for the U.S. Federal Reserve to raise interest rates. In a November release, the Labor Department estimated that, in October, 271,000 nonfarm jobs were added to the U.S. economy and that the unemployment rate hit a 7 1/2 -year low of 5.0%. This is a rate that many central bank officials regard as full employment in the sense that, with most job seekers employed, employers might bid up wages to fill new positions. Average hourly earnings have been rising, showing a 0.4% gain in October and a 2.5% gain over the past year. The Fed has held benchmark overnight rates in a 0%–0.25% range since December 2008 as the economy has recovered from the financial crisis. Many polls of economists predict that Fed policymakers will nudge up the federal funds rate by a quarter-point, placing it in the 0.25%–0.50% range by year’s end. Some investors are concerned that tighter monetary policy will dampen economic growth, but the Fed has communicated to markets that the pace of rate increases is likely to be gradual.

Global Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.62%	6.47%	6.37%	6.37%	5.83%	5.83%	6.33%	6.20%	6.36%	6.72%	6.73%	6.72%

10 years	67.85	61.14	58.16	58.16	56.00	56.00	63.74	58.42	63.81	72.47	72.71	72.22
Annual average	5.32	4.89	4.69	4.69	4.55	4.55	5.05	4.71	5.06	5.60	5.62	5.59

5 years	9.54	5.15	5.46	3.65	5.58	5.58	8.13	4.62	8.13	11.07	11.22	10.91
Annual average	1.84	1.01	1.07	0.72	1.09	1.09	1.58	0.91	1.58	2.12	2.15	2.09

3 years	1.74	–2.33	–0.60	–3.38	–0.52	–0.52	0.90	–2.38	0.98	2.69	2.81	2.46
Annual average	0.58	–0.78	–0.20	–1.14	–0.17	–0.17	0.30	–0.80	0.33	0.89	0.93	0.81

1 year	–2.31	–6.22	–3.05	–7.78	–3.04	–3.98	–2.58	–5.75	–2.56	–1.94	–1.97	–2.06

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12	Global Income Trust

Comparative index returns For periods ended 10/31/15

	Barclays Global Aggregate	Lipper Global Income Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.25%

10 years	46.43%	49.43
Annual average	3.89	4.05

5 years	3.07	7.36
Annual average	0.61	1.37

3 years	–4.36	–0.93
Annual average	–1.47	–0.36

1 year	–3.07	–2.89

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/15, there were 207, 181, 129, 76, and 2 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,816 and $15,600, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,842. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,381, $17,247, $17,271, and $17,222, respectively.

Global Income Trust	13

Fund price and distribution information For the 12-month period ended 10/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.3840		$0.2930	$0.2940	$0.3530		$0.3530	$0.4200	$0.4270	$0.4150

Capital gains	—		—	—	—		—	—	—	—

Total	$0.3840		$0.2930	$0.2940	$0.3530		$0.3530	$0.4200	$0.4270	$0.4150

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/14	$12.60	$13.13	$12.54	$12.55	$12.48	$12.90	$12.58	$12.60	$12.60	$12.60

10/31/15	11.93	12.43	11.87	11.88	11.81	12.21	11.91	11.94	11.93	11.93

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	3.22%	3.09%	2.53%	2.53%	3.05%	2.95%	3.02%	3.52%	3.52%	3.42%

Current 30-day SEC
yield [2]	N/A	2.12	1.46	1.46	N/A	1.89	1.97	2.46	2.56	2.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(7/2/12)	(7/2/12)	(10/4/05)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.62%	6.47%	6.37%	6.37%	5.83%	5.83%	6.33%	6.21%	6.36%	6.73%	6.73%	6.72%

10 years	64.75	58.16	55.10	55.10	52.98	52.98	60.83	55.60	60.77	69.25	69.48	69.02
Annual average	5.12	4.69	4.49	4.49	4.34	4.34	4.87	4.52	4.86	5.40	5.42	5.39

5 years	11.63	7.16	7.57	5.72	7.52	7.52	10.22	6.63	10.19	13.19	13.34	13.03
Annual average	2.22	1.39	1.47	1.12	1.46	1.46	1.96	1.29	1.96	2.51	2.54	2.48

3 years	1.86	–2.21	–0.32	–3.11	–0.33	–0.33	1.18	–2.10	1.17	2.82	2.94	2.67
Annual average	0.62	–0.74	–0.11	–1.05	–0.11	–0.11	0.39	–0.71	0.39	0.93	0.97	0.88

1 year	–4.02	–7.86	–4.67	–9.33	–4.67	–5.60	–4.15	–7.27	–4.20	–3.58	–3.61	–3.69

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

14	Global Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/14	1.09%	1.84%	1.84%	1.34%	1.34%	0.82%	0.75%	0.84%

Annualized expense ratio for the
six-month period ended 10/31/15*	1.12%	1.87%	1.87%	1.37%	1.37%	0.84%	0.77%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.58	$9.31	$9.31	$6.83	$6.83	$4.19	$3.84	$4.34

Ending value (after expenses)	$978.30	$974.50	$974.60	$976.90	$977.10	$979.80	$980.00	$979.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.70	$9.50	$9.50	$6.97	$6.97	$4.28	$3.92	$4.43

Ending value (after expenses)	$1,019.56	$1,015.78	$1,015.78	$1,018.30	$1,018.30	$1,020.97	$1,021.32	$1,020.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	Global Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

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• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	Global Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

20	Global Income Trust

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

Global Income Trust	21

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

22	Global Income Trust

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 218, 156 and 120 funds, respectively, in your fund’s Lipper peer group. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen

Global Income Trust	23

its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24	Global Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Income Trust	25

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2015

26	Global Income Trust

The fund’s portfolio 10/31/15

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.8%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$25,000	$24,813

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		1,409,048	1,345,641

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		649,144	720,549

Belgium (Government of) sr. unsec. unsub. bonds 4 1/4s,
2022 (Belgium)	EUR	1,420,000	1,978,753

Belgium (Government of) unsec. bonds Ser. 60, 4 1/4s,
2041 (Belgium)	EUR	330,000	558,189

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019 (Brazil)		$100,000	106,600

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	482,038

Brazil (Federal Republic of) unsec. notes 10s, 2021
(Brazil) (units)	BRL	790	172,501

Canada (Government of) sr. unsec. bonds 3 1/2s,
2045 (Canada)	CAD	440,000	422,782

Canada (Government of) unsec. bonds 1 1/4s, 2018 (Canada)	CAD	960,000	747,531

Colombia (Republic of) sr. unsec. unsub. bonds 5s,
2045 (Colombia)		$450,000	402,750

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		200,000	209,300

Denmark (Kingdom of) unsec. bonds 4 1/2s, 2039 (Denmark)	DKK	570,000	138,736

Denmark (Kingdom of) unsec. bonds 1 3/4s, 2025 (Denmark)	DKK	3,020,000	483,033

France (Government of) unsec. bonds 4 1/2s, 2041 (France)	EUR	830,000	1,450,205

France (Government of) unsec. bonds 4s, 2055 (France)	EUR	150,000	261,260

France (Government of) unsec. bonds 3 1/4s, 2021 (France)	EUR	3,410,000	4,427,735

France (Government of) unsec. bonds 1/2s, 2025 (France)	EUR	1,490,000	1,596,206

Germany (Federal Republic of) unsec. bonds 2 1/2s,
2044 (Germany)	EUR	1,460,000	2,104,042

Germany (Federal Republic of) unsec. bonds 1 3/4s,
2022 (Germany)	EUR	4,840,000	5,911,540

Germany (Federal Republic of) unsec. bonds 1/2s,
2025 (Germany)	EUR	420,000	463,451

Germany (Federal Republic of) unsec. bonds zero %,
2017 (Germany)	EUR	7,000,000	7,735,963

Germany (Federal Republic of) unsec. bonds Ser. 6, 4s,
2016 (Germany)	EUR	6,500,000	7,352,795

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		$62,000	62,632

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		168,573	145,184

Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	1,530,000	1,530,892

Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	1,767,000	1,788,763

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2038 (Greece) ††	EUR	317,294	206,096

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2037 (Greece) ††	EUR	28,208	18,369

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2036 (Greece) ††	EUR	304,883	202,386

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2035 (Greece) ††	EUR	209,696	139,541

Global Income Trust	27

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.8%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2034 (Greece) ††	EUR	156,727	$105,005

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2033 (Greece) ††	EUR	123,946	84,063

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2032 (Greece) ††	EUR	140,182	96,422

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2031 (Greece) ††	EUR	81,475	56,924

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2030 (Greece) ††	EUR	794,541	565,269

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2029 (Greece) ††	EUR	244,903	177,145

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2028 (Greece) ††	EUR	757,185	559,142

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2027 (Greece) ††	EUR	397,416	299,297

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2026 (Greece) ††	EUR	665,365	513,075

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2025 (Greece) ††	EUR	1,422,812	1,125,883

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2024 (Greece) ††	EUR	498,058	399,879

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2023 (Greece) ††	EUR	767,884	624,977

Hungary (Government of) sr. unsec. unsub. notes 5 3/8s,
2024 (Hungary)		$470,000	519,350

Indonesia (Republic of) 144A sr. unsec. notes 5 1/8s,
2045 (Indonesia)		200,000	186,750

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		285,000	270,750

Ireland (Republic of) unsec. bonds 5s, 2020 (Ireland)	EUR	930,000	1,259,997

Italy (Republic of) sr. unsec. bonds 4 3/4s, 2044 (Italy)	EUR	820,000	1,302,494

Italy (Republic of) sr. unsec. bonds 4 3/4s, 2023 (Italy)	EUR	1,950,000	2,699,820

Italy (Republic of) sr. unsec. bonds 2 1/2s, 2024 (Italy)	EUR	1,060,000	1,267,460

Italy (Republic of) sr. unsec. unsub. bonds 5 1/4s, 2017 (Italy)	EUR	2,120,000	2,543,280

Italy (Republic of) unsec. bonds 4 1/2s, 2023 (Italy)	EUR	1,750,000	2,378,486

Japan (Government of) 10 yr sr. unsec. unsub. bonds 1s,
2021 (Japan)	JPY	1,377,000,000	12,040,770

Japan (Government of) 20 yr sr. unsec. unsub. bonds Ser. 125,
2.2s, 2031 (Japan)	JPY	308,000,000	3,102,148

Japan (Government of) 30 yr sr. unsec. unsub. bonds Ser. 32,
2.3s, 2040 (Japan)	JPY	407,000,000	4,123,482

Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4,
2.2s, 2051 (Japan)	JPY	230,000,000	2,315,229

Mexico (Government of) unsec. bonds 8s, 2020 (Mexico)	MXN	23,397,000	1,576,179

Netherlands (Government of) unsec. bonds 3 3/4s,
2042 (Netherlands)	EUR	290,000	492,826

Netherlands (Government of) unsec. bonds 2 1/4s,
2022 (Netherlands)	EUR	1,290,000	1,610,195

Norway (Government of) unsec. bonds Ser. 476, 3s,
2024 (Norway)	NOK	1,760,000	231,684

Ontario (Province of) bonds 4s, 2021 (Canada)	CAD	1,690,000	1,452,908

28	Global Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.8%)* cont.		Principal amount	Value

Panama (Republic of) sr. unsec. unsub. bonds 3 3/4s,
2025 (Panama)		$200,000	$198,000

Poland (Republic of) unsec. bonds 3 1/4s, 2019 (Poland)	PLN	6,285,000	1,705,198

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		$600,000	598,500

South Africa (Republic of) sr. unsec. unsub. bonds 8s, 2018
(South Africa)	ZAR	14,180,000	1,040,354

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		$1,600,000	1,616,000

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	770,000	927,249

Spain (Kingdom of) sr. unsec. bonds 5.15s, 2044 (Spain)	EUR	350,000	562,870

Spain (Kingdom of) sr. unsec. bonds 4.4s, 2023 (Spain)	EUR	1,830,000	2,464,879

Spain (Kingdom of) sr. unsec. unsub. bonds 4.65s, 2025 (Spain)	EUR	440,000	613,572

Spain (Kingdom of) sr. unsec. unsub. bonds 4s, 2020 (Spain)	EUR	490,000	619,664

Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85s,
2025 (Sri Lanka)		$200,000	197,500

Sweden (Government of) bonds Ser. 1054, 3 1/2s,
2022 (Sweden)	SEK	6,310,000	895,049

Switzerland (Government of) bonds 2s, 2021 (Switzerland)	CHF	600,000	700,148

Turkey (Republic of) sr. unsec. notes 4 7/8s, 2043 (Turkey)		$1,000,000	900,300

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017
(Ukraine) (In default) †		375,000	293,438

United Kingdom Treasury unsec. bonds 4s, 2060
(United Kingdom)	GBP	1,440,000	3,105,533

United Kingdom Treasury unsec. bonds 3 3/4s, 2019
(United Kingdom)	GBP	920,000	1,563,375

United Kingdom Treasury unsec. bonds 1s, 2017
(United Kingdom)	GBP	1,050,000	1,629,961

United Mexican States sr. unsec. unsub. notes Ser. MTN, 4 3/4s,
2044 (Mexico)		$440,000	419,826

Venezuela (Bolivarian Republic of) unsec. bonds 5 3/4s,
2016 (Venezuela)		145,000	132,313

Total foreign government and agency bonds and notes (cost $115,717,736)			$107,354,894

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (36.5%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.2%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, November 1, 2045		$4,000,000	$4,192,188
3s, TBA, November 1, 2045		2,000,000	2,043,281

			6,235,469
U.S. Government Agency Mortgage Obligations (34.3%)
Federal National Mortgage Association Pass-Through Certificates
4s, TBA, November 1, 2045		2,000,000	2,129,219
3 1/2s, TBA, December 1, 2045		6,000,000	6,231,328
3 1/2s, TBA, November 1, 2045		6,000,000	6,245,156
3s, TBA, December 1, 2045		38,000,000	38,329,532
3s, TBA, November 1, 2045		44,000,000	44,477,814

			97,413,049

Total U.S. government and agency mortgage obligations (cost $103,813,359)			$103,648,518

Global Income Trust	29

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1.625%, July 31, 2020 [i]	$112,000	$113,077

Total U.S. treasury obligations (cost $113,077)		$113,077

CORPORATE BONDS AND NOTES (27.3%)*	Principal amount	Value

Basic materials (1.8%)
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	$160,000	$172,000

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	200,000	218,000

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	231,000	230,806

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	285,000	280,648

Corp Nacional del Cobre de Chile 144A sr. unsec. unsub. notes
3 7/8s, 2021 (Chile)	200,000	202,088

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	305,000	303,300

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	120,000	158,444

Georgia-Pacific, LLC 144A company guaranty sr.
notes 5.4s, 2020	305,000	339,007

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. notes 6s, 2041 (Canada)	360,000	284,580

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	510,000	402,900

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	187,000	144,925

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	230,000	193,028

International Paper Co. sr. unsec. notes 8.7s, 2038	120,000	163,923

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	160,000	162,324

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	99,000	103,961

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	41,000	42,627

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	160,000	168,321

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	120,000	122,982

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	105,000	110,758

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	140,000	173,635

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	440,000	582,231

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	73,000	95,441

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	300,000	374,633

		5,030,562
Capital goods (0.3%)
Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	105,000	105,263

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	120,000	125,550

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	253,000	342,136

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	195,000	201,944

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	195,000	199,679

		974,572

30	Global Income Trust

CORPORATE BONDS AND NOTES (27.3%)* cont.	Principal amount	Value

Communication services (2.1%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	$100,000	$113,465

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	201,761

American Tower Corp. sr. unsec. notes 4s, 2025 R	235,000	232,232

American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	125,000	129,195

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	40,000	36,726

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	40,000	38,815

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	297,000	307,987

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	148,000	150,439

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	70,000	97,308

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	75,000	95,703

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	190,000	205,188

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	115,000	148,874

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	125,000	160,333

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	78,000	83,811

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	215,000	202,544

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	350,000	363,001

SES SA 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	270,000	266,914

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	255,000	349,230

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	800,000	804,000

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	340,000	379,433

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s,
2054 (units)	28,800	774,720

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	315,000	317,224

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	622,000	558,758

		6,017,661
Consumer cyclicals (2.5%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	115,000	153,942

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	194,000	211,872

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	565,000	510,023

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	162,000	208,725

D.R. Horton, Inc. company guaranty sr. unsec. notes
5 3/4s, 2023	425,000	465,375

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	215,000	205,381

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	235,000	260,455

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	630,000	926,293

Global Income Trust	31

CORPORATE BONDS AND NOTES (27.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	$122,000	$156,591

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	15,000	18,794

General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	265,000	292,612

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017	171,000	172,827

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025	222,000	225,926

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018	30,000	31,050

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)	215,000	235,223

Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	250,000	225,469

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	61,000	68,058

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	29,000	31,140

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	160,000	148,975

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	262,000	256,105

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	145,000	164,575

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	220,000	239,800

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	105,000	123,170

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	30,000	27,550

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	68,000	82,960

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 4.4s, 2026	195,000	199,586

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	150,000	153,064

Owens Corning company guaranty sr. unsec. notes 9s, 2019	15,000	17,644

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	116,000	115,543

QVC, Inc. company guaranty sr. notes 4.85s, 2024	260,000	254,183

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	205,000	202,950

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	355,000	338,726

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	215,000	276,485

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	125,000	127,813

		7,128,885
Consumer staples (1.5%)
Altria Group, Inc. company guaranty sr. unsec. notes 10.2s, 2039	21,000	34,714

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	154,000	217,544

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	230,000	248,086

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	50,000	64,267

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	75,000	74,719

CVS Pass-Through Trust sr. notes 6.036s, 2028	59,480	66,491

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	304,629	371,984

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	15,000	13,946

32	Global Income Trust

CORPORATE BONDS AND NOTES (27.3%)* cont.	Principal amount	Value

Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	$85,000	$104,496

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	726,000	779,458

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	277,000	280,301

Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s,
2044 (Mexico)	500,000	452,773

Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s,
2024 (Mexico)	550,000	542,972

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	708,539

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	205,000	207,361

		4,167,651
Energy (1.7%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	165,000	185,626

BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	200,000	211,616

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	340,000	247,350

Ecopetrol SA sr. unsec. unsub. bonds 4 1/8s, 2025 (Colombia)	260,000	229,112

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	405,000	355,549

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	66,000	58,163

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	16,000	14,080

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	185,000	229,931

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	310,000	286,580

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	45,000	49,237

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	160,000	103,595

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	200,000	188,949

Petrobras Global Finance BV company guaranty sr. unsec. notes
7 7/8s, 2019 (Brazil)	55,000	52,113

Petrobras Global Finance BV company guaranty sr. unsec. notes
5 3/8s, 2021 (Brazil)	225,000	183,094

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	185,000	184,538

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	350,000	197,750

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	30,000	10,350

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	11,000	8,250

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	467,333	285,073

Global Income Trust	33

CORPORATE BONDS AND NOTES (27.3%)* cont.		Principal amount	Value

Energy cont.
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)		$155,000	$54,777

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)		55,000	52,727

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5 5/8s, 2046 (Mexico)		315,000	272,199

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040		425,000	374,383

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020		20,000	21,527

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018		75,000	80,465

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)		165,000	184,446

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037		10,000	7,200

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024		675,000	564,934

Williams Partners LP sr. unsec. notes 5.4s, 2044		45,000	35,530

Williams Partners LP sr. unsec. notes 4.3s, 2024		45,000	40,307

			4,769,451
Financials (12.0%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039		295,000	379,401

Aflac, Inc. sr. unsec. notes 6.45s, 2040		108,000	132,210

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022		125,000	123,718

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity		215,000	208,577

American International Group, Inc. jr. sub. FRB 8.175s, 2058		414,000	546,480

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042		545,000	495,816

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R		465,000	451,631

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034		270,000	318,953

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)		485,000	503,794

Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual
maturity (Ireland)	EUR	710,000	788,606

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)		$200,000	215,500

Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s,
2022 (Brazil)		435,000	384,105

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity		460,000	480,705

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)		853,000	843,404

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919s, perpetual maturity (Spain)		195,000	198,413

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043		335,000	327,569

BNP Paribas SA 144A jr. unsec. sub. FRN 7.195s, perpetual
maturity (France)		300,000	343,500

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)		210,000	224,825

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)		215,000	221,820

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022		320,000	335,038

34	Global Income Trust

CORPORATE BONDS AND NOTES (27.3%)* cont.		Principal amount	Value

Financials cont.
Capital One Financial Corp. unsec. sub. notes 4.2s, 2025		$150,000	$149,999

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R		456,000	467,028

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025		156,000	158,694

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026		354,000	355,540

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity		152,000	151,240

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity		148,000	142,820

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity		59,000	58,853

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025		220,000	233,750

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		320,000	370,534

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)		105,000	115,850

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands 144A jr. unsec. sub. FRN 11s, perpetual
maturity (Netherlands)		865,000	1,075,844

Credit Agricole SA 144A jr. unsec. sub. FRN 7 7/8s, perpetual
maturity (France)		735,000	754,200

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)		200,000	198,500

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R		190,000	230,310

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)		447,000	435,239

Dresdner Funding Trust I 144A bonds 8.151s, 2031		1,000,000	1,232,500

Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R		150,000	154,394

EPR Properties unsec. notes 5 1/4s, 2023 R		285,000	286,930

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity		116,000	106,575

GE Capital International Funding Co. 144A company guaranty
sr. unsec. notes 4.418s, 2035 (Ireland)		375,000	389,171

GE Capital Trust IV 144A unsec. sub. FRB 4 5/8s, 2066	EUR	90,000	100,635

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032		$109,000	142,947

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066		556,000	247,420

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	227,240

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		11,000	13,278

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038		220,000	244,750

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		300,000	333,049

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R		155,000	150,776

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R		160,000	155,557

HSBC Bank USA, NA unsec. sub. notes 7s, 2039		250,000	321,389

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)		570,000	860,700

HSBC Holdings PLC jr. unsec. sub. FRB 6 3/8s, perpetual
maturity (United Kingdom)		200,000	198,102

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)		1,031,000	1,133,438

Global Income Trust	35

CORPORATE BONDS AND NOTES (27.3%)* cont.	Principal amount	Value

Financials cont.
ING Groep NV jr. unsec. sub. FRN 6s, perpetual
maturity (Netherlands)	$655,000	$654,181

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	220,000	239,250

Intesa Sanpaolo SpA 144A company guaranty unsec. sub.
bonds 5.017s, 2024 (Italy)	630,000	631,016

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	650,000	762,125

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN 7s, 2037	265,000	254,069

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	530,000	593,600

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	635,000	947,211

MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	330,000	409,200

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	155,000	157,491

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	100,000	104,539

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	205,000	214,481

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	30,000	32,746

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	100,000	100,643

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	90,000	97,156

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	445,000	447,225

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	90,000	94,050

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	268,000	266,325

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	85,000	107,404

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	80,000	84,349

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)	525,000	549,938

Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)	430,000	440,882

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS,
9 1/2s, 2022 (United Kingdom)	820,000	895,850

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	470,000	491,082

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	275,000	281,875

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	450,000	457,313

SL Green Realty Corp./SL Green Operating
Partnership/Reckson Operating Partnership
sr. unsec. unsub. notes 5s, 2018 R	270,000	286,765

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	330,000	354,423

Standard Chartered PLC 144A jr. sub. FRB 7.014s, perpetual
maturity (United Kingdom)	100,000	108,000

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.337s, 2037	550,000	444,125

Teachers Insurance & Annuity Association of America 144A
unsec. sub. notes 6.85s, 2039	210,000	263,839

36	Global Income Trust

CORPORATE BONDS AND NOTES (27.3%)* cont.		Principal amount	Value

Financials cont.
TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††		$520,000	$543,400

Travelers Property Casualty Corp. sr. unsec. unsub. bonds
7 3/4s, 2026		170,000	225,664

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)		500,000	490,000

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		699,000	733,426

Wells Fargo Bank, NA sr. unsec. sub. notes Ser. BKNT, 6.6s, 2038		930,000	1,224,364

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		405,000	450,542

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R		725,000	731,463

ZFS Finance USA Trust V 144A FRB 6 1/2s, 2037		300,000	306,000

			34,197,329
Health care (0.4%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025		44,000	43,253

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)		58,000	55,466

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
3.45s, 2022 (Luxembourg)		29,000	28,813

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		200,000	248,361

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		120,000	130,500

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		135,000	146,475

HCA, Inc. company guaranty sr. notes 5s, 2024		75,000	77,250

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R		100,000	101,670

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R		180,000	171,900

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020		28,000	29,923

			1,033,611
Supra-Nation (1.7%)
European Investment Bank sr. unsec. unsub. bonds 5 5/8s,
2032 (Supra-Nation)	GBP	1,900,000	4,082,808

European Investment Bank sr. unsec. unsub. notes Ser. EMTN,
4 1/8s, 2024 (Supra-Nation)	EUR	450,000	642,804

			4,725,612
Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024		$435,000	451,884

Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019		95,000	96,774

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022		230,000	236,418

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018		100,000	112,250

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		225,000	223,313

			1,120,639
Transportation (0.4%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041		295,000	326,456

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040		10,000	11,501

Global Income Trust	37

CORPORATE BONDS AND NOTES (27.3%)* cont.	Principal amount	Value

Transportation cont.
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	$35,054	$36,236

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	46,505	47,842

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	87,994	99,213

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	140,000	155,752

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	157,262	175,740

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	165,000	166,031

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	30,892	32,900

		1,051,671
Utilities and power (2.5%)
Beaver Valley II Funding Corp. sr. bonds 9s, 2017	11,000	11,770

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	65,000	64,175

EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	360,000	377,076

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	335,000	356,105

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds
8 3/8s, 2032	105,000	117,045

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	465,000	587,972

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	1,114,000	1,105,645

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	175,000	191,430

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	515,000	480,673

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	210,000	208,976

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	125,000	113,061

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45s, 2044	830,000	853,023

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	155,000	190,663

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	125,000	136,419

Kinder Morgan Energy Partners, LP company guaranty sr. unsec.
notes 6 1/2s, 2020	95,000	103,354

Kinder Morgan Energy Partners, LP sr. unsec. unsub.
notes 5.4s, 2044	312,000	256,335

Kinder Morgan Energy Partners, LP sr. unsec. unsub. notes
3 1/2s, 2021	40,000	37,543

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	270,000	282,726

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	240,000	204,600

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	530,000	644,678

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN 6.35s,
2067 (Canada)	340,000	282,200

38	Global Income Trust

CORPORATE BONDS AND NOTES (27.3%)* cont.	Principal amount	Value

Utilities and power cont.
WEC Energy Group jr. unsec. sub. FRN 6 1/4s, 2067	$830,000	$695,125

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	34,882

		7,335,476

Total corporate bonds and notes (cost $76,684,775)		$77,553,120

MORTGAGE-BACKED SECURITIES (22.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (5.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.005s, 2037	$20,049	$32,131
IFB Ser. 3072, Class SM, 23.079s, 2035	63,023	96,592
IFB Ser. 3072, Class SB, 22.932s, 2035	56,592	86,717
IFB Ser. 3249, Class PS, 21.629s, 2036	41,068	60,855
IFB Ser. 3065, Class DC, 19.273s, 2035	73,648	109,183
IFB Ser. 2990, Class LB, 16.445s, 2034	58,956	78,614
Ser. 3707, Class PI, IO, 4 1/2s, 2025	321,961	27,962
Ser. 4355, Class DI, IO, 4s, 2044	3,974,963	466,661
Ser. 4193, Class PI, IO, 4s, 2043	1,945,112	308,304
Ser. 304, Class C53, IO, 4s, 2032	3,776,626	598,557
Ser. 4369, Class IA, IO, 3 1/2s, 2044	2,450,494	451,618
Ser. 4141, Class PI, IO, 3s, 2042	3,325,564	389,523
Ser. 4165, Class TI, IO, 3s, 2042	8,730,863	1,036,353
Ser. 4206, Class IP, IO, 3s, 2041	2,893,716	351,818
Ser. 3300, PO, zero %, 2037	5,935	5,173
Ser. 3326, Class WF, zero %, 2035	2,506	2,020

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.845s, 2036	51,331	81,969
IFB Ser. 07-53, Class SP, 23.478s, 2037	53,606	85,113
IFB Ser. 05-75, Class GS, 19.659s, 2035	45,096	62,777
IFB Ser. 10-46, Class SB, IO, 6.253s, 2040	672,658	110,787
Ser. 15-4, Class IO, IO, 4 1/2s, 2045	1,336,695	270,948
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	704,950	84,305
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.197s, 2025	190,000	180,695
Ser. 421, Class C6, IO, 4s, 2045	1,702,557	327,838
Ser. 418, Class C24, IO, 4s, 2043	2,017,475	413,393
Ser. 409, Class C16, IO, 4s, 2040	909,025	164,102
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,227,491	440,669
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	2,124,966	291,843
Ser. 13-55, Class IK, IO, 3s, 2043	1,910,639	227,939
Ser. 13-35, Class IP, IO, 3s, 2042	4,674,234	490,429
Ser. 13-55, Class PI, IO, 3s, 2042	4,785,780	492,265
Ser. 13-23, Class PI, IO, 3s, 2041	6,084,503	513,289
Ser. 14-28, Class AI, IO, 3s, 2040	3,532,970	423,542
Ser. 13-55, Class MI, IO, 3s, 2032	2,923,659	345,577
FRB Ser. 03-W10, Class 1, IO, 0.804s, 2043	478,457	8,840
Ser. 07-64, Class LO, PO, zero %, 2037	9,896	9,171

Global Income Trust	39

MORTGAGE-BACKED SECURITIES (22.7%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-171, Class SB, IO, 6.251s, 2040		$2,110,804	$335,048
Ser. 10-35, Class UI, IO, 5s, 2040		806,826	154,220
Ser. 10-9, Class UI, IO, 5s, 2040		994,521	191,581
Ser. 13-24, Class IC, IO, 4 1/2s, 2043		1,132,778	194,645
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		1,344,195	178,966
Ser. 10-35, Class AI, IO, 4 1/2s, 2040		2,290,799	393,674
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		1,671,937	292,669
Ser. 10-103, Class DI, IO, 4 1/2s, 2038		1,531,715	97,835
Ser. 15-40, IO, 4s, 2045		1,999,917	480,200
Ser. 13-24, Class PI, IO, 4s, 2042		932,925	146,758
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		1,728,577	211,094
Ser. 14-102, Class IG, IO, 3 1/2s, 2041		2,509,296	360,912
Ser. 13-90, Class HI, IO, 3 1/2s, 2040		3,521,597	209,887
Ser. 15-124, Class NI, IO, 3 1/2s, 2039		2,597,224	358,001
Ser. 15-138, Class AI, IO, 3 1/2s, 2039		668,281	88,815
Ser. 15-124, Class DI, IO, 3 1/2s, 2038		1,573,427	240,907
Ser. 13-53, Class PI, IO, 3s, 2041		4,609,281	467,842
Ser. 14-115, Class QI, IO, 3s, 2029		4,091,337	402,342
Ser. 14-44, Class IC, IO, 3s, 2028		5,464,673	518,078
Ser. 15-H09, Class AI, IO, 1.931s, 2065		4,223,203	472,576
Ser. 15-H26, Class EI, IO, 1.715s, 2065		3,668,000	419,546
Ser. 15-H25, Class AI, IO, 1.608s, 2065		4,102,000	381,896
Ser. 14-H12, Class BI, IO, 1.534s, 2064		4,759,323	442,617

			16,167,681
Commercial mortgage-backed securities (13.3%)
Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.345s, 2051		5,494,388	34,279

Banc of America Merrill Lynch Commercial Mortgage, Inc.
Ser. 05-4, Class B, 5.118s, 2045		423,000	427,230

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.171s, 2042		192,338	154

Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, zero %, 2023	CAD	2,048,962	1
Ser. 07-CD1A, IO, zero %, 2021	CAD	691,863	1

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.522s, 2039		$959,000	957,205
FRB Ser. 06-PW11, Class C, 5.522s, 2039		403,000	402,230
FRB Ser. 06-PW14, Class X1, IO, 0.644s, 2038		4,850,147	68,678

CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
0.156s, 2044		3,816,903	8,987

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class E, 5.836s, 2044		363,000	327,088
FRB Ser. 11-C2, Class E, 5.574s, 2047		329,000	341,958

Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.792s, 2049		350,000	354,992
FRB Ser. 13-GC17, Class C, 5.105s, 2046		447,000	467,481
Ser. 14-GC21, Class AS, 4.026s, 2047		749,000	787,514

40	Global Income Trust

MORTGAGE-BACKED SECURITIES (22.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.543s, 2049	$34,425,166	$243,730

COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3,
Class XA, IO, 2.118s, 2045	2,827,445	271,579

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	824,000	833,015
FRB Ser. 14-CR18, Class C, 4.738s, 2047	1,199,000	1,226,137
FRB Ser. 12-CR1, Class XA, IO, 2.082s, 2045	5,256,551	475,566
FRB Ser. 14-UBS6, Class XA, IO, 1.076s, 2047	10,514,249	679,835
FRB Ser. 13-CR13, Class XA, IO, 0.992s, 2023	9,328,252	467,066

COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046	489,000	371,927
FRB Ser. 07-C9, Class AJFL, 0.885s, 2049	1,722,000	1,696,222

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class AX, IO, 0.586s, 2039	7,247,963	25,095
FRB Ser. 07-C2, Class AX, IO, 0.062s, 2049	8,281,940	21,533

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	74,338	78,427
FRB Ser. 03-C3, Class AX, IO, 1.955s, 2038	82,301	8

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.284s, 2044	447,000	447,559

GE Commercial Mortgage Corp. Trust 144A Ser. 07-C1, Class XC,
IO, 0.202s, 2049	26,871,568	85,868

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.627s, 2046	9,340,612	799,556

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.411s, 2046	983,000	908,380
FRB Ser. 13-GC10, Class E, 4.411s, 2046	650,000	566,332

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.631s, 2045	971,000	1,003,995
FRB Ser. 14-GC26, Class D, 4.511s, 2047	384,000	327,540

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class XA, IO, 0.865s, 2045	41,377,707	1,398,566

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.42s, 2047	474,000	463,525

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.076s, 2051	361,000	368,881
FRB Ser. 07-LD12, Class A3, 5.937s, 2051	52,963	52,982
FRB Ser. 06-LDP7, Class B, 5.911s, 2045	914,000	457,000
Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,959,000	1,963,153
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	406,000	405,273
FRB Ser. 13-C10, Class C, 4.156s, 2047	758,000	746,327
FRB Ser. 13-C16, Class XA, IO, 1.343s, 2046	13,735,766	780,491
FRB Ser. 06-LDP8, Class X, IO, 0.504s, 2045	1,529,092	4,997
FRB Ser. 06-CB17, Class X, IO, 0.469s, 2043	20,417,256	72,432
FRB Ser. 07-LDPX, Class X, IO, 0.281s, 2049	13,941,568	83,168

Global Income Trust	41

MORTGAGE-BACKED SECURITIES (22.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.176s, 2051	$401,000	$383,095
FRB Ser. 12-C6, Class E, 5.198s, 2045	2,169,000	2,149,479
FRB Ser. 12-C8, Class D, 4.665s, 2045	1,932,000	1,914,419
FRB Ser. 07-CB20, Class X1, IO, 0.315s, 2051	6,008,593	31,397

LB Commercial Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	124,534

LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class C, 5.35s, 2040	763,000	762,443
Ser. 06-C7, Class A2, 5.3s, 2038	306,974	307,309
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	795,029	5,728

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.674s, 2039	25,664,943	129,726
FRB Ser. 06-C7, Class XCL, IO, 0.653s, 2038	2,187,148	12,786
FRB Ser. 06-C7, Class XW, IO, 0.653s, 2038	1,193,052	6,719
FRB Ser. 07-C2, Class XCL, IO, 0.539s, 2040	5,095,492	36,713
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	67,120	4

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.357s, 2048	373,000	310,929

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
5.837s, 2050	74,512	74,579

Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5,
Class X, IO, 5.501s, 2049	90,323	9,908

ML-CFC Commercial Mortgage Trust FRB Ser. 06-2, Class AM,
5.886s, 2046	412,000	420,907

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 15-C24, Class D, 3.257s, 2048	1,024,000	756,528
FRB Ser. 12-C6, Class XA, IO, 2.086s, 2045	9,205,502	732,758

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.645s, 2042	339,000	357,347
Ser. 07-IQ14, Class A2, 5.61s, 2049	97,359	97,410
Ser. 07-HQ11, Class C, 5.558s, 2044	477,000	476,871
Ser. 07-HQ11, Class AJ, 5.508s, 2044	327,000	327,965

Morgan Stanley Capital I Trust 144A FRB Ser. 05-HQ5, Class X1,
IO, 0.022s, 2042	4,665,720	1,353

Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	213,481	195,203

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	476,066	477,256

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.822s, 2045	5,001,570	447,901

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.72s, 2043	224,000	226,867
Ser. 06-C24, Class AJ, 5.658s, 2045	241,000	241,988
FRB Ser. 07-C34, IO, 0.303s, 2046	1,763,483	13,226

42	Global Income Trust

MORTGAGE-BACKED SECURITIES (22.7%)* cont.		Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047		$446,000	$455,678
Ser. 13-C18, Class AS, 4.387s, 2046		765,000	826,024
Ser. 13-UBS1, Class AS, 4.306s, 2046		476,000	511,138
FRB Ser. 13-C14, Class XA, IO, 0.898s, 2046		13,015,158	603,773

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.634s, 2044		558,000	589,795
FRB Ser. 11-C2, Class D, 5.469s, 2044		253,000	268,901
FRB Ser. 11-C4, Class E, 5.265s, 2044		861,000	909,991
FRB Ser. 12-C10, Class D, 4.456s, 2045		372,000	349,913
FRB Ser. 12-C10, Class XA, IO, 1.765s, 2045		5,629,435	481,204
FRB Ser. 13-C12, Class XA, IO, 1.469s, 2048		1,932,655	136,957

			37,670,685
Residential mortgage-backed securities (non-agency) (3.7%)
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.268s, 2046		190,000	146,011

BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.352s, 2036		1,000,000	843,080
FRB Ser. 15-RR6, Class 3A2, 1.138s, 2046		930,000	793,922

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 5.072s, 2034		12,196	7,248

Countrywide Alternative Loan Trust FRB Ser. 06-OA7,
Class 1A2, 1.162s, 2046		1,081,860	860,078

Countrywide Asset-Backed Certificates Trust FRB Ser. 05-2,
Class M4, 1.262s, 2035 F		410,000	356,700

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	121,603	188,691
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	327,000	359,604

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598s, 2047		$170,000	136,000

Nomura Resecuritization Trust 144A FRB Ser. 14-3R, Class 3A9,
0.022s, 2035		1,539,000	1,328,311

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR19, Class A1C3, 0.697s, 2045		1,573,465	1,384,650
FRB Ser. 05-AR13, Class A1C3, 0.687s, 2045		2,934,712	2,507,247
FRB Ser. 05-AR9, Class A1C3, 0.677s, 2045		1,063,067	978,022
FRB Ser. 05-AR2, Class 2A1B, 0.567s, 2045		789,736	718,660

			10,608,224

Total mortgage-backed securities (cost $65,631,015)			$64,446,590

ASSET-BACKED SECURITIES (3.7%)*		Principal amount	Value

Station Place Securitization Trust FRB Ser. 15-2, Class A,
1.235s, 2017		$2,948,000	$2,948,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016		7,687,000	7,687,000

Total asset-backed securities (cost $10,635,000)			$10,635,000

Global Income Trust	43

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$46,260,000	$231

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	19,143,200	6,509

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	2,333,000	136,761

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	2,333,000	75,627

Goldman Sachs International
2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	17,738,400	112,462

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	47,754,300	71,631

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	3,752,875	49,838

1.36/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.36	38,641,300	40,573

1.285/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.285	38,641,300	20,093

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	19,143,200	4,977

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	17,738,400	1,774

JPMorgan Chase Bank N.A.
(2.148)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.148	19,320,600	99,695

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	22,980,200	54,003

1.898/3 month USD-LIBOR-BBA/Nov-25	Nov-15/1.898	19,320,600	35,936

Total purchased swap options outstanding (cost $1,282,543)			$710,110

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount		Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$100,000	$141,686

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49		95,000	127,973

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40		115,000	129,144

Total municipal bonds and notes (cost $310,641)			$398,803

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$5,000,000	$27,410

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	5,000,000	24,255

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	5,000,000	21,035

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	5,000,000	17,920

Total purchased options outstanding (cost $253,125)			$90,620

SHORT-TERM INVESTMENTS (7.4%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.15% L	Shares	10,225,190	$10,225,190

SSgA Prime Money Market Fund Class N 0.09% P	Shares	390,000	390,000

U.S. Treasury Bills 0.11%, April 21, 2016 # ∆ §		$2,080,000	2,077,999

U.S. Treasury Bills 0.07%, April 14, 2016 # ∆ §		1,438,000	1,436,812

U.S. Treasury Bills 0.06%, April 7, 2016 ∆ §		719,000	718,498

44	Global Income Trust

SHORT-TERM INVESTMENTS (7.4%)* cont.	Principal amount	Value

U.S. Treasury Bills 0.18%, February 18, 2016 # ∆ §	$1,190,000	$1,189,737

U.S. Treasury Bills 0.15%, February 11, 2016 # ∆ §	4,490,000	4,488,976

U.S. Treasury Bills 0.01%, February 4, 2016	205,000	204,944

U.S. Treasury Bills 0.09%, January 14, 2016 ∆	279,000	278,954

Total short-term investments (cost $21,011,814)		$21,011,110

TOTAL INVESTMENTS

Total investments (cost $395,453,085)		$385,961,842

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United
States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Global Income Trust	45

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $283,748,038.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $127,089,690 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

46	Global Income Trust

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	63.7%	Mexico	1.1%

Germany	6.4	Canada	0.9

Japan	5.7	Russia	0.7

United Kingdom	3.3	South Africa	0.7

France	3.1	Belgium	0.7

Italy	3.0	Ireland	0.6

Greece	2.2	Argentina	0.5

Spain	1.6	Other	3.0

Netherlands	1.6	Total	100.0%

Supra-Nation	1.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $221,606,781)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	1/20/16	$568,568	$562,105	$6,463

	British Pound	Sell	12/16/15	325,367	323,153	(2,214)

	Canadian Dollar	Sell	1/20/16	77,516	76,550	(966)

	Euro	Sell	12/16/15	222,501	229,101	6,600

	Japanese Yen	Sell	11/18/15	992,553	976,590	(15,963)

	Mexican Peso	Buy	1/20/16	724,658	702,497	22,161

	New Taiwan Dollar	Buy	11/18/15	1,443,120	1,456,672	(13,552)

	New Taiwan Dollar	Sell	11/18/15	1,451,961	1,442,719	(9,242)

	New Zealand Dollar	Buy	1/20/16	434,318	410,672	23,646

	Norwegian Krone	Sell	12/16/15	303,282	305,880	2,598

	Swedish Krona	Sell	12/16/15	212,073	209,353	(2,720)

Barclays Bank PLC
	Australian Dollar	Buy	1/20/16	267,946	264,598	3,348

	British Pound	Buy	12/16/15	39,920	39,645	275

	Canadian Dollar	Sell	1/20/16	218,406	215,797	(2,609)

	Czech Koruna	Buy	12/16/15	170,617	173,514	(2,897)

	Euro	Buy	12/16/15	2,049,168	2,119,722	(70,554)

	Japanese Yen	Sell	11/18/15	139,260	179,811	40,551

	Mexican Peso	Buy	1/20/16	88,754	85,944	2,810

	New Zealand Dollar	Sell	1/20/16	317,961	302,236	(15,725)

	Norwegian Krone	Sell	12/16/15	334,166	334,331	165

	Singapore Dollar	Buy	11/18/15	240,427	221,293	19,134

	South Korean Won	Buy	11/18/15	1,865,355	1,815,663	49,692

	South Korean Won	Sell	11/18/15	1,865,355	1,876,762	11,407

	Swedish Krona	Buy	12/16/15	262,292	283,960	(21,668)

	Swiss Franc	Buy	12/16/15	1,022,885	1,040,690	(17,805)

Global Income Trust	47

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $221,606,781) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Australian Dollar	Buy	1/20/16	$11,295	$11,155	$140

	British Pound	Buy	12/16/15	1,006,311	999,315	6,996

	Danish Krone	Sell	12/16/15	226,062	228,612	2,550

	Euro	Sell	12/16/15	7,726,248	7,942,271	216,023

	Japanese Yen	Buy	11/18/15	7,580,070	7,464,121	115,949

	Japanese Yen	Sell	11/18/15	7,580,070	7,459,858	(120,212)

	Mexican Peso	Buy	1/20/16	230,464	223,914	6,550

	Norwegian Krone	Buy	12/16/15	142,779	147,269	(4,490)

	Swedish Krona	Sell	12/16/15	759,785	772,712	12,927

	Swiss Franc	Sell	12/16/15	49,746	49,669	(77)

	Thai Baht	Buy	11/18/15	313,407	311,845	1,562

Credit Suisse International
	Australian Dollar	Buy	1/20/16	11,082	10,942	140

	British Pound	Sell	12/16/15	3,675,372	3,651,388	(23,984)

	Canadian Dollar	Buy	1/20/16	27,215	27,486	(271)

	Euro	Sell	12/16/15	13,132,850	13,522,385	389,535

	Indian Rupee	Buy	11/18/15	713,591	713,208	383

	Japanese Yen	Buy	11/18/15	14,742,679	14,699,148	43,531

	Japanese Yen	Sell	11/18/15	14,796,102	14,682,793	(113,309)

	New Zealand Dollar	Buy	1/20/16	202,951	191,987	10,964

	Norwegian Krone	Sell	12/16/15	511,993	527,852	15,859

	Singapore Dollar	Buy	11/18/15	773,291	770,422	2,869

	Singapore Dollar	Sell	11/18/15	773,291	784,789	11,498

	Swedish Krona	Sell	12/16/15	720,769	732,894	12,125

	Swiss Franc	Sell	12/16/15	899,280	914,655	15,375

Deutsche Bank AG
	British Pound	Buy	12/16/15	894,414	888,205	6,209

	Canadian Dollar	Sell	1/20/16	501,716	495,794	(5,922)

	Czech Koruna	Sell	12/16/15	700,924	717,347	16,423

	Euro	Sell	12/16/15	7,616,759	7,843,826	227,067

	Israeli Shekel	Sell	1/20/16	100,132	99,924	(208)

	Japanese Yen	Buy	11/18/15	5,217,985	5,224,270	(6,285)

	Japanese Yen	Sell	11/18/15	5,217,985	5,110,097	(107,888)

	Norwegian Krone	Buy	12/16/15	65,356	67,396	(2,040)

	Polish Zloty	Sell	12/16/15	1,704,846	1,734,032	29,186

	Swedish Krona	Sell	12/16/15	8,354	8,499	145

	Swiss Franc	Buy	12/16/15	252,986	257,449	(4,463)

Goldman Sachs International
	Australian Dollar	Buy	1/20/16	120,122	118,617	1,505

	British Pound	Buy	12/16/15	1,631,152	1,620,146	11,006

	Canadian Dollar	Buy	1/20/16	345,001	346,061	(1,060)

	Euro	Sell	12/16/15	8,373,394	8,622,265	248,871

48	Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $221,606,781) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	Japanese Yen	Buy	11/18/15	$4,145,560	$4,151,042	$(5,482)

	Japanese Yen	Sell	11/18/15	4,145,560	4,060,625	(84,935)

	Norwegian Krone	Sell	12/16/15	289,980	299,012	9,032

	Swedish Krona	Buy	12/16/15	263,264	265,135	(1,871)

HSBC Bank USA, National Association
	Australian Dollar	Buy	1/20/16	369,243	364,712	4,531

	British Pound	Sell	12/16/15	2,161,974	2,146,914	(15,060)

	Canadian Dollar	Buy	1/20/16	15,595	15,777	(182)

	Euro	Sell	12/16/15	172,433	166,017	(6,416)

	Japanese Yen	Buy	11/18/15	6,378,191	6,273,368	104,823

	Japanese Yen	Sell	11/18/15	6,378,191	6,289,665	(88,526)

	New Zealand Dollar	Buy	1/20/16	299,578	283,268	16,310

	Swedish Krona	Sell	12/16/15	18,020	18,334	314

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/16	152,229	150,331	1,898

	British Pound	Buy	12/16/15	419,848	414,798	5,050

	Canadian Dollar	Sell	1/20/16	165,583	157,590	(7,993)

	Euro	Buy	12/16/15	3,814,211	3,938,151	(123,940)

	Indian Rupee	Buy	11/18/15	712,901	711,487	1,414

	Japanese Yen	Buy	11/18/15	6,276,940	6,167,362	109,578

	Japanese Yen	Sell	11/18/15	6,276,940	6,214,566	(62,374)

	Malaysian Ringgit	Buy	11/18/15	406,390	429,224	(22,834)

	New Taiwan Dollar	Sell	11/18/15	707,786	721,841	14,055

	New Zealand Dollar	Buy	1/20/16	13,737	12,993	744

	Norwegian Krone	Sell	12/16/15	210,452	207,521	(2,931)

	Russian Ruble	Buy	12/16/15	71,103	65,879	5,224

	Singapore Dollar	Buy	11/18/15	773,648	770,821	2,827

	Singapore Dollar	Sell	11/18/15	773,648	784,987	11,339

	South African Rand	Sell	1/20/16	590,060	589,709	(351)

	South Korean Won	Buy	11/18/15	590,132	619,583	(29,451)

	Swedish Krona	Sell	12/16/15	687,012	713,008	25,996

	Swiss Franc	Sell	12/16/15	28,065	28,568	503

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/20/16	492,134	494,859	(2,725)

	British Pound	Sell	12/16/15	1,384,854	1,380,216	(4,638)

	Canadian Dollar	Buy	1/20/16	518,763	526,051	(7,288)

	Euro	Sell	12/16/15	3,494,435	3,581,535	87,100

	Japanese Yen	Sell	11/18/15	129,234	155,890	26,656

	New Zealand Dollar	Buy	1/20/16	411,626	401,339	10,287

	Norwegian Krone	Buy	12/16/15	110,836	122,461	(11,625)

	Singapore Dollar	Buy	11/18/15	419,285	415,527	3,758

	Singapore Dollar	Sell	11/18/15	419,285	418,225	(1,060)

Global Income Trust	49

FORWARD CURRENCY CONTRACTS at 10/31/15 (aggregate face value $221,606,781) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	South Korean Won	Buy	11/18/15	$7,887	$2,211	$5,676

	Swedish Krona	Sell	12/16/15	47,769	33,030	(14,739)

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/20/16	604,371	596,734	7,637

	Brazilian Real	Buy	1/5/16	16,503	16,476	27

	British Pound	Buy	12/16/15	5,212,197	5,176,037	36,160

	Canadian Dollar	Buy	1/20/16	161,224	164,112	(2,888)

	Euro	Buy	12/16/15	554,492	595,864	(41,372)

	Hungarian Forint	Buy	12/16/15	765,992	768,041	(2,049)

	Israeli Shekel	Buy	1/20/16	65,935	64,993	942

	Japanese Yen	Sell	11/18/15	169,878	111,937	(57,941)

	Norwegian Krone	Sell	12/16/15	220,096	226,974	6,878

	Singapore Dollar	Buy	11/18/15	1,076,857	1,069,647	7,210

	Singapore Dollar	Sell	11/18/15	1,076,857	1,090,957	14,100

	Swedish Krona	Buy	12/16/15	634,111	645,127	(11,016)

	Swiss Franc	Buy	12/16/15	105,470	107,279	(1,809)

	Turkish Lira	Buy	12/16/15	162,583	156,726	5,857

UBS AG
	Australian Dollar	Buy	1/20/16	347,151	358,418	(11,267)

	British Pound	Sell	12/16/15	2,297,300	2,275,900	(21,400)

	Euro	Buy	12/16/15	285,994	299,523	(13,529)

	Israeli Shekel	Buy	1/20/16	103	102	1

	Japanese Yen	Buy	11/18/15	6,109,967	6,078,904	31,063

	Japanese Yen	Sell	11/18/15	6,109,967	5,996,047	(113,920)

	New Zealand Dollar	Buy	1/20/16	430,412	407,044	23,368

	Norwegian Krone	Buy	12/16/15	11,796	12,157	(361)

	Swedish Krona	Sell	12/16/15	11,635	52	(11,583)

WestPac Banking Corp.
	British Pound	Buy	12/16/15	1,891,940	1,878,843	13,097

	Canadian Dollar	Sell	1/20/16	16,436	16,639	203

	Euro	Buy	12/16/15	909,922	936,659	(26,737)

	Japanese Yen	Buy	11/18/15	5,796,732	5,724,815	71,917

	Japanese Yen	Sell	11/18/15	5,796,732	5,692,335	(104,397)

	New Zealand Dollar	Sell	1/20/16	88,951	89,109	158

	South Korean Won	Buy	11/18/15	857,455	841,822	15,633

Total						$794,790

50	Global Income Trust

FUTURES CONTRACTS OUTSTANDING at 10/31/15

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	13	$1,199,221	Dec-15	$19,617

Canadian Government Bond
10 yr (Long)	7	752,141	Dec-15	(18,062)

Euro-Bobl 5 yr (Short)	45	6,404,253	Dec-15	(42,185)

Euro-Bund 10 yr (Long)	19	3,284,644	Dec-15	71,821

Euro-Bund 10 yr (Short)	39	6,742,165	Dec-15	(130,120)

Euro-Buxl 30 yr (Short)	7	1,214,058	Dec-15	(47,898)

Euro-Schatz 2 yr (Short)	49	6,006,862	Dec-15	(9,295)

Japanese Government Bond
10 yr (Long)	11	13,542,388	Dec-15	61,946

Japanese Government Bond
10 yr (Short)	10	12,311,262	Dec-15	(56,389)

Japanese Government Bond
10 yr Mini (Long)	21	2,585,017	Dec-15	11,590

U.K. Gilt 10 yr (Long)	31	5,627,223	Dec-15	27,634

U.S. Treasury Bond 30 yr (Long)	103	16,113,063	Dec-15	114,580

U.S. Treasury Bond Ultra
30 yr (Long)	56	8,946,000	Dec-15	23,566

U.S. Treasury Note 2 yr (Short)	3	655,969	Dec-15	86

U.S. Treasury Note 5 yr (Short)	69	8,264,367	Dec-15	(11,308)

U.S. Treasury Note 10 yr (Long)	113	14,428,688	Dec-15	68,652

U.S. Treasury Note 10 yr (Short)	116	14,811,750	Dec-15	(69,621)

Total				$14,614

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $1,953,324)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$46,260,000	$46

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	11,565,000	578

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	19,143,200	1,340

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	19,143,200	2,489

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	2,333,000	224,033

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	38,286,400	2,680

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	3,752,875	8,482

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	8,869,200	10,111

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	47,754,300	18,624

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	47,754,300	39,159

(1.435)/3 month USD-LIBOR-BBA/Nov-20	Nov-15/1.435	38,641,300	75,351

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	8,869,200	178,537

Global Income Trust	51

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/15 (premiums $1,953,324) cont.

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	$22,980,200	$19,303

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	22,980,200	34,240

(2.023)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	9,660,300	47,142

2.023/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.023	9,660,300	106,650

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	3,723,000	477,869

Total			$1,246,634

WRITTEN OPTIONS OUTSTANDING at 10/31/15 (premiums $251,563)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$5,000,000	$10,355

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	5,000,000	9,635

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	5,000,000	8,955

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	5,000,000	8,020

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	5,000,000	3,935

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	5,000,000	3,225

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.98	5,000,000	3,035

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	5,000,000	2,580

Total			$49,740

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.
2.00/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.00	$19,320,600	$(77,282)	$5,796

(2.238)/3 month USD-LIBOR-BBA/
Nov-25 (Purchased)	Nov-15/2.238	19,320,600	(77,282)	(22,798)

2.119/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	9,660,300	77,282	16,645

(2.119)/3 month USD-LIBOR-BBA/
Nov-25 (Written)	Nov-15/2.119	9,660,300	77,282	(12,066)

52	Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/15 cont.

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Citibank, N.A.
1.475/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.475	$19,320,600	$(51,200)	$966

1.399/3 month USD-LIBOR-BBA/
Nov-20 (Purchased)	Nov-15/1.399	19,320,600	(28,981)	580

(1.551)/3 month USD-LIBOR-BBA/
Nov-20 (Written)	Nov-15/1.551	19,320,600	80,180	(4,830)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	2,431,975	(59,591)	(462)

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	2,431,975	(61,794)	(9,193)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	4,764,600	(31,504)	(12,574)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	9,529,300	(66,943)	(29,055)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	2,431,975	(64,710)	(31,531)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	2,431,975	(68,095)	(39,172)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	10,652,100	70,570	56,733

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	10,652,100	68,096	51,663

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	19,058,600	60,988	6,480

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	9,529,300	29,179	2,192

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	10,652,100	61,327	(16,617)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	10,652,100	60,717	(28,228)

Total			$(1,761)	$(65,471)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/15 (proceeds receivable $50,958,398)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s,
November 1, 2045	$6,000,000	11/12/15	$6,245,156

Federal National Mortgage Association, 3s,
November 1, 2045	44,000,000	11/12/15	44,477,814

Total			$50,722,970

Global Income Trust	53

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
BRL	15,581,594	$—	1/2/17	Brazil Cetip	0.00%	$(104,708)
				Interbank Deposit
				Rate Over

PLN	5,586,000	—	3/17/24	4.1072%	6 month PLN-	(248,808)
					WIBOR-WIBO

PLN	2,785,000	—	3/18/24	4.12875%	6 month PLN-	(125,294)
					WIBOR-WIBO

PLN	2,458,000	—	3/27/24	4.045%	6 month PLN-	(109,515)
					WIBOR-WIBO

PLN	638,000	—	6/26/25	6 month PLN-	2.89%	9,602
				WIBOR-WIBO

PLN	638,000	—	6/29/25	6 month PLN-	2.88%	9,437
				WIBOR-WIBO

PLN	1,914,000	—	6/30/25	6 month PLN-	2.87%	27,846
				WIBOR-WIBO

PLN	1,914,000	—	7/1/25	6 month PLN-	3.0266%	35,841
				WIBOR-WIBO

PLN	1,914,000	—	7/2/25	6 month PLN-	3.00%	34,600
				WIBOR-WIBO

PLN	3,547,000	—	11/2/25	6 month PLN-	2.30%	789
				WIBOR-WIBO

PLN	12,885,000	—	11/2/17	1.52%	6 month PLN-	400
					WIBOR-WIBO

ZAR	10,592,000	—	1/26/25	3 month ZAR-	7.09%	(52,080)
				JIBAR-SAFEX

ZAR	7,061,000	—	1/23/25	3 month ZAR-	7.08%	(34,961)
				JIBAR-SAFEX

ZAR	13,009,000	—	8/25/25	8.3575%	3 month ZAR-	(14,486)
					JIBAR-SAFEX

Goldman Sachs International
KRW	8,034,000,000	—	11/18/18	3 month KRW-CD-	3.105%	332,587
				KSDA-BLOOMBERG

KRW	981,000,000	—	11/6/19	3 month KRW-CD-	2.17%	17,848
				KSDA-BLOOMBERG

JPMorgan Chase Bank N.A.
BRL	15,738,467	—	1/2/17	Brazil Cetip	0.00%	(143,601)
				Interbank Deposit
				Rate Over

PLN	264,000	—	3/12/25	6 month PLN-	2.4199%	1,947
				WIBOR-WIBO

PLN	12,254,000	—	8/20/17	6 month PLN-	1.71%	9,826
				WIBOR-WIBO

PLN	631,000	—	8/21/17	6 month PLN-	1.71%	507
				WIBOR-WIBO

ZAR	7,326,000	—	1/22/25	3 month ZAR-	7.14%	(34,182)
				JIBAR-SAFEX

54	Global Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
ZAR	21,978,000	$—	1/23/25	3 month ZAR-	7.0633%	$(110,542)
				JIBAR-SAFEX

ZAR	13,579,000	—	8/21/25	8.28%	3 month ZAR-	(10,081)
					JIBAR-SAFEX

ZAR	101,628,000	—	8/18/17	7.06%	3 month ZAR-	(29,991)
					JIBAR-SAFEX

ZAR	20,369,000	—	8/24/25	8.44%	3 month ZAR-	(31,289)
					JIBAR-SAFEX

ZAR	25,407,000	—	9/9/17	3 month ZAR-	7.185%	10,468
				JIBAR-SAFEX

ZAR	76,221,000	—	10/16/17	3 month ZAR-	6.82%	(12,940)
				JIBAR-SAFEX

Total		$—				$(570,780)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$34,000,000	$1,025,779	3/18/22	2.50%	3 month USD-	$(721,582)
				LIBOR-BBA

4,569,000	(23,792)	9/30/25	3 month USD-	2.1575%	26,840
			LIBOR-BBA

4,569,000	62,562	9/30/25	2.3975%	3 month USD-	(89,906)
				LIBOR-BBA

4,569,000	(40,240)	9/30/25	3 month USD-	2.2775%	61,310
			LIBOR-BBA

17,738,400	(104,005)	10/9/25	3 month USD-	2.155%	76,953
			LIBOR-BBA

8,869,200	103,653	10/9/25	2.3225%	3 month USD-	(124,683)
				LIBOR-BBA

8,869,200	(58,822)	10/28/25	3 month USD-	2.055%	(61,728)
			LIBOR-BBA

4,434,600	56,509	10/28/25	2.235%	3 month USD-	(16,042)
				LIBOR-BBA

17,738,400	(127,952)	10/28/25	3 month USD-	2.0775%	(96,763)
			LIBOR-BBA

8,869,200	123,164	10/28/25	2.2625%	3 month USD-	(44,549)
				LIBOR-BBA

8,869,200	(57,767)	10/29/25	3 month USD-	2.12%	(6,815)
			LIBOR-BBA

4,434,600	57,591	10/29/25	2.31%	3 month USD-	(46,043)
				LIBOR-BBA

13,303,800	(83,990)	10/27/25	3 month USD-	2.07125%	(67,462)
			LIBOR-BBA

6,651,900	83,726	10/27/25	2.25%	3 month USD-	(34,772)
				LIBOR-BBA

Global Income Trust	55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$89,446,000 E	$438,580	12/16/17	1.25%	3 month USD-	$(151,583)
				LIBOR-BBA

22,535,000 E	232,051	12/16/25	2.35%	3 month USD-	(302,432)
				LIBOR-BBA

6,651,900	55,123	9/29/25	2.235%	3 month USD-	(66,492)
				LIBOR-BBA

2,217,300	44,271	9/29/45	2.703%	3 month USD-	(43,671)
				LIBOR-BBA

28,394,000 E	21,977	12/16/20	1.70%	3 month USD-	(185,100)
				LIBOR-BBA

4,019,000 E	(13,212)	12/16/45	2.70%	3 month USD-	(148,900)
				LIBOR-BBA

5,162,000	(68)	9/29/25	2.162%	3 month USD-	(59,456)
				LIBOR-BBA

2,911,000	(38)	9/30/25	2.07%	3 month USD-	(8,641)
				LIBOR-BBA

11,730,000	(155)	10/1/25	2.02%	3 month USD-	21,311
				LIBOR-BBA

2,800,000	(37)	10/5/25	3 month USD-	2.021%	(5,638)
			LIBOR-BBA

718,000	(9)	10/6/25	1.945%	3 month USD-	6,533
				LIBOR-BBA

718,000	(9)	10/6/25	1.939%	3 month USD-	6,933
				LIBOR-BBA

4,750,000	(18)	10/7/17	3 month USD-	0.72225%	(8,796)
			LIBOR-BBA

4,750,000	(18)	10/7/17	3 month USD-	0.71967%	(9,041)
			LIBOR-BBA

4,750,000	(18)	10/7/17	3 month USD-	0.72163%	(8,855)
			LIBOR-BBA

3,338,000	(27)	10/7/20	1.3645%	3 month USD-	17,287
				LIBOR-BBA

1,354,000	(18)	10/7/25	2.0085%	3 month USD-	4,421
				LIBOR-BBA

2,473,000	(84)	10/7/45	2.54395%	3 month USD-	(9,456)
				LIBOR-BBA

7,116,000	(57)	10/19/20	1.345%	3 month USD-	48,050
				LIBOR-BBA

7,116,000	(57)	10/19/20	1.34757%	3 month USD-	47,155
				LIBOR-BBA

7,245,600	(58)	10/19/20	1.35331%	3 month USD-	45,993
				LIBOR-BBA

4,005,100	(53)	10/28/25	2.013%	3 month USD-	16,853
				LIBOR-BBA

1,330,400	(18)	10/28/25	2.044%	3 month USD-	1,775
				LIBOR-BBA

56	Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

AUD	795,000	$(6)	10/10/23	6 month AUD-	4.49%	$73,798
				BBR-BBSW

AUD	1,811,000	(17)	10/8/25	6 month AUD-	2.9525%	7,965
				BBR-BBSW

AUD	978,000	(6)	10/9/20	2.40%	6 month AUD-	(1,099)
					BBR-BBSW

AUD	493,000	(5)	10/9/25	6 month AUD-	2.90375%	624
				BBR-BBSW

AUD	399,000	(4)	10/9/25	6 month AUD-	2.915%	791
				BBR-BBSW

AUD	2,649,000	(15)	10/16/20	2.37%	6 month AUD-	(521)
					BBR-BBSW

AUD	7,325,000	(20)	10/22/17	1.975%	3 month AUD-	(4,780)
					BBR-BBSW

AUD	3,735,000	(1,221)	9/28/25	3.00%	6 month AUD-	(29,957)
					BBR-BBSW

AUD	1,041,000	(10)	10/6/25	2.9225%	6 month AUD-	(2,729)
					BBR-BBSW

AUD	4,552,000	(26)	10/8/20	2.41125%	6 month AUD-	(6,931)
					BBR-BBSW

AUD	7,741,000	(21)	10/8/17	1.9725%	3 month AUD-	(4,514)
					BBR-BBSW

AUD	3,414,000	(20)	10/8/20	2.45%	6 month AUD-	(9,697)
					BBR-BBSW

AUD	4,552,000	(26)	10/8/20	2.4175%	6 month AUD-	(7,899)
					BBR-BBSW

AUD	2,266,000	(13)	10/8/20	2.445%	6 month AUD-	(6,051)
					BBR-BBSW

AUD	2,409,000	(23)	10/8/25	6 month AUD-	2.92%	5,613
				BBR-BBSW

AUD	1,197,000	(11)	10/8/25	6 month AUD-	2.94875%	4,979
				BBR-BBSW

AUD	2,277,000	(13)	10/13/20	6 month AUD-	2.47%	7,825
				BBR-BBSW

AUD	1,382,000	(13)	10/13/25	3.0025%	6 month AUD-	(10,305)
					BBR-BBSW

AUD	2,486,000	(15)	10/14/20	2.4675%	6 month AUD-	(8,673)
					BBR-BBSW

AUD	1,303,000	(12)	10/16/25	2.8775%	6 month AUD-	506
					BBR-BBSW

CAD	18,978,000	(28,467)	6/17/17	3 month CAD-	0.92%	(7,983)
				BA-CDOR

CAD	12,335,000	(92)	6/17/20	3 month CAD-	1.24%	43,682
				BA-CDOR

CAD	1,770,000	(11)	4/15/20	3 month CAD-	1.21%	4,652
				BA-CDOR

Global Income Trust	57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	1,580,000	$(17)	4/15/25	3 month CAD-	1.80%	$(6,727)
				BA-CDOR

CAD	1,340,000	(37)	4/15/45	3 month CAD-	2.36%	(31,308)
				BA-CDOR

CAD	480,000	(5)	4/17/25	1.89%	3 month CAD-	(871)
					BA-CDOR

CAD	1,918,000	(20)	4/17/25	1.91875%	3 month CAD-	(7,268)
					BA-CDOR

CAD	1,702,000	(18)	4/17/25	1.89375%	3 month CAD-	(3,527)
					BA-CDOR

CAD	4,176,000	(49)	6/17/25	2.253%	3 month CAD-	(121,592)
					BA-CDOR

CAD	2,050,000	(22)	5/21/25	3 month CAD-	2.1875%	52,733
				BA-CDOR

CAD	1,272,000	(14)	6/29/25	3 month CAD-	2.255%	36,404
				BA-CDOR

CAD	778,000	(8)	6/29/25	3 month CAD-	2.27%	23,110
				BA-CDOR

CAD	737,000	(7)	7/29/25	3 month CAD-	2.03%	8,563
				BA-CDOR

CAD	2,356,000	17,548	7/17/25	3 month CAD-	2.035%	47,113
				BA-CDOR

CAD	633,000	(6)	7/23/25	3 month CAD-	2.0125%	6,731
				BA-CDOR

CAD	1,164,000	(12)	8/5/25	1.9575%	3 month CAD-	(7,049)
					BA-CDOR

CAD	741,000	(7)	8/7/25	1.9625%	3 month CAD-	(4,694)
					BA-CDOR

CAD	722,000	(7)	8/14/25	3 month CAD-	1.9375%	3,029
				BA-CDOR

CAD	9,489,000	(27)	8/27/17	3 month CAD-	0.6825%	(20,989)
				BA-CDOR

CAD	2,088,000	(21)	8/27/25	1.9375%	3 month CAD-	(7,556)
					BA-CDOR

CAD	738,000	(7)	9/3/25	1.8925%	3 month CAD-	(31)
					BA-CDOR

CAD	766,000	(8)	9/10/25	3 month CAD-	1.90%	179
				BA-CDOR

CAD	729,000	(7)	9/15/25	1.915%	3 month CAD-	(795)
					BA-CDOR

CAD	6,168,000	(38)	9/18/20	1.165%	3 month CAD-	5,107
					BA-CDOR

CAD	2,010,000	(20)	10/23/25	1.91625%	3 month CAD-	1,323
					BA-CDOR

CAD	781,000	(8)	9/24/25	1.855%	3 month CAD-	2,888
					BA-CDOR

58	Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	762,000	$(8)	10/2/25	1.9%	3 month CAD-	$651
					BA-CDOR

CAD	1,584,000	(10)	10/7/20	1.22%	3 month CAD-	(1,154)
					BA-CDOR

CAD	8,227,000	(51)	10/7/20	1.21156%	3 month CAD-	(3,385)
					BA-CDOR

CAD	5,241,000	(15)	10/7/17	3 month CAD-	0.822%	(2,045)
				BA-CDOR

CAD	10,100,000	(29)	10/7/17	3 month CAD-	0.82%	(4,246)
				BA-CDOR

CAD	2,284,000	(24)	10/7/25	3 month CAD-	1.91%	(877)
				BA-CDOR

CAD	1,935,000	(12)	10/7/20	1.218%	3 month CAD-	(1,264)
					BA-CDOR

CAD	1,631,000	(17)	10/14/25	1.865%	3 month CAD-	6,396
					BA-CDOR

CAD	8,404,000	(24)	10/23/17	3 month CAD-	0.81%	(5,362)
				BA-CDOR

CAD	8,701,000	(25)	10/23/17	3 month CAD-	0.805%	(6,212)
				BA-CDOR

CAD	3,608,000	(22)	10/27/20	3 month CAD-	1.07659%	(18,651)
				BA-CDOR

CAD	1,307,000	(13)	10/29/25	1.907%	3 month CAD-	2,133
					BA-CDOR

CAD	1,461,000	(15)	10/30/25	3 month CAD-	1.9225%	(888)
				BA-CDOR

CHF	938,000	(12)	2/24/24	6 month CHF-	1.355%	122,383
				LIBOR-BBA

CHF	7,360,000	(29)	5/5/17	6 month CHF-	0.60875%	(24,634)
				LIBOR-BBA

CHF	1,450,000	(20)	5/5/25	6 month CHF-	0.22%	29,670
				LIBOR-BBA

CHF	1,450,000	(21)	5/19/25	0.29%	6 month CHF-	(39,165)
					LIBOR-BBA

CHF	7,360,000	(30)	5/19/17	0.63%	6 month CHF-	21,339
					LIBOR-BBA

CHF	762,000	(11)	5/26/25	0.28%	6 month CHF-	(19,516)
					LIBOR-BBA

CHF	2,011,000	(17)	10/15/20	6 month CHF-	0.3855%	(13,190)
				LIBOR-BBA

CHF	1,234,000	(10)	10/15/20	6 month CHF-	0.3875%	(7,965)
				LIBOR-BBA

CHF	1,482,000	(21)	10/23/25	6 month CHF-	0.1425%	5,937
				LIBOR-BBA

CHF	7,402,000	(29)	10/9/17	0.685%	6 month CHF-	14,042
					LIBOR-BBA

Global Income Trust	59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CHF	2,940,000	$(24)	10/9/20	6 month CHF-	0.3875%	$(19,442)
				LIBOR-BBA

CHF	1,335,000	(11)	10/12/20	6 month CHF-	0.402%	(7,725)
				LIBOR-BBA

CHF	5,068,000	(20)	10/15/17	0.678%	6 month CHF-	10,373
					LIBOR-BBA

EUR	13,451,000 E	(47,918)	12/16/17	6 month EUR-	0.25%	30,861
				EURIBOR-REUTERS

EUR	187,000 E	(1,401)	12/16/20	6 month EUR-	0.50%	661
				EURIBOR-REUTERS

EUR	10,525,000 E	327,243	12/16/25	6 month EUR-	0.75%	124,980
				EURIBOR-REUTERS

EUR	130,000 E	12,408	12/16/45	6 month EUR-	1.25%	2,903
				EURIBOR-Telerate

GBP	16,000 E	(129)	12/16/17	6 month GBP-	1.25%	(19)
				LIBOR-BBA

GBP	2,444,000 E	(30,862)	12/16/20	6 month GBP-	1.75%	9,640
				LIBOR-BBA

GBP	748,000 E	7,348	12/16/25	2.00%	6 month GBP-	2,040
					LIBOR-BBA

JPY	328,100,000	$(59)	11/19/43	1.75625%	6 month JPY-	(336,386)
					LIBOR-BBA

JPY	97,000,000	(34)	9/2/43	1.87875%	6 month JPY-	(120,405)
					LIBOR-BBA

JPY	18,345,000	(6)	3/24/44	6 month JPY-	1.80%	19,618
				LIBOR-BBA

JPY	35,921,000	(12)	3/24/44	6 month JPY-	1.79625%	38,131
				LIBOR-BBA

JPY	996,900,000	(39)	3/14/19	6 month JPY-	0.3175%	57,136
				LIBOR-BBA

JPY	218,100,000	(38)	3/14/44	1.795%	6 month JPY-	(231,804)
					LIBOR-BBA

JPY	17,784,000	(3)	3/24/44	6 month JPY-	1.80125%	19,068
				LIBOR-BBA

JPY	20,000,000	(6)	11/7/44	6 month JPY-	1.5025%	9,527
				LIBOR-BBA

JPY	120,000,000	(36)	11/7/44	6 month JPY-	1.495%	55,214
				LIBOR-BBA

JPY	627,000,000	(45)	11/7/19	0.2475%	6 month JPY-	(25,532)
					LIBOR-BBA

JPY	369,900,000	(26)	11/7/19	0.25%	6 month JPY-	(15,406)
					LIBOR-BBA

JPY	6,050,000	(2)	11/7/44	6 month JPY-	1.4975%	2,816
				LIBOR-BBA

JPY	411,000,000	(103)	9/15/41	6 month JPY-	1.768%	415,995
				LIBOR-BBA

60	Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	149,300,000	$—	2/19/20	6 month JPY-	1.3975%	$69,593
				LIBOR-BBA

JPY	20,907,000	(2)	5/1/25	0.51%	6 month JPY-	(1,383)
					LIBOR-BBA

JPY	653,707,000	(39)	5/20/25	0.583%	6 month JPY-	(79,858)
					LIBOR-BBA

JPY	519,805,000	(31)	5/26/25	6 month JPY-	0.595%	67,715
				LIBOR-BBA

JPY	189,934,000	(21)	5/26/25	0.614%	6 month JPY-	(27,753)
					LIBOR-BBA

JPY	155,936,000	(9)	6/4/25	6 month JPY-	0.619%	23,143
				LIBOR-BBA

JPY	154,267,000	(16)	6/8/25	0.6725%	6 month JPY-	(29,554)
					LIBOR-BBA

JPY	165,292,000	(17)	6/10/25	0.674%	6 month JPY-	(31,814)
					LIBOR-BBA

JPY	162,642,000	(17)	6/12/25	0.6775%	6 month JPY-	(31,702)
					LIBOR-BBA

JPY	461,189,000	(27)	6/17/25	6 month JPY-	0.689%	93,672
				LIBOR-BBA

JPY	138,931,000	(8)	6/25/25	0.622%	6 month JPY-	(20,314)
					LIBOR-BBA

JPY	519,805,000	(31)	7/2/25	6 month JPY-	0.6325%	79,564
				LIBOR-BBA

JPY	114,466,000	(12)	9/14/25	0.525%	6 month JPY-	(5,569)
					LIBOR-BBA

JPY	162,255,000	(10)	7/15/25	0.6275%	6 month JPY-	(23,767)
					LIBOR-BBA

JPY	148,512,000	(9)	8/7/25	6 month JPY-	0.575%	14,601
				LIBOR-BBA

JPY	161,629,000	(17)	8/14/25	6 month JPY-	0.558%	13,356
				LIBOR-BBA

JPY	152,656,000	(17)	9/8/25	0.545%	6 month JPY-	(10,171)
					LIBOR-BBA

JPY	153,155,000	(17)	9/10/25	0.5375%	6 month JPY-	(9,191)
					LIBOR-BBA

JPY	287,323,000	(17)	10/29/25	0.483%	6 month JPY-	(1,252)
					LIBOR-BBA

JPY	349,082,000	(38)	9/28/25	0.48%	6 month JPY-	(3,157)
					LIBOR-BBA

JPY	136,837,000	(8)	10/9/25	6 month JPY-	0.49625%	2,683
				LIBOR-BBA

JPY	392,973,000	(23)	11/2/25	6 month JPY-	0.48125%	501
				LIBOR-BBA

JPY	212,205,000	(23)	11/2/25	6 month JPY-	0.46875%	(1,919)
				LIBOR-BBA

Global Income Trust	61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

NOK	10,373,000	$(10)	10/9/20	1.32%	6 month NOK-	$(1,788)
					NIBOR-NIBR

NOK	13,005,000	(6)	10/9/17	6 month NOK-	0.99%	744
				NIBOR-NIBR

NOK	6,503,000	(6)	10/9/20	1.31%	6 month NOK-	(750)
					NIBOR-NIBR

NOK	16,011,000	(7)	10/12/17	6 month NOK-	0.975%	487
				NIBOR-NIBR

NOK	13,151,000	(13)	10/12/20	1.285%	6 month NOK-	376
					NIBOR-NIBR

NOK	13,151,000	(13)	10/13/20	1.36725%	6 month NOK-	(5,815)
					NIBOR-NIBR

NOK	16,011,000	(7)	10/13/17	6 month NOK-	1.01%	1,880
				NIBOR-NIBR

NOK	24,204,000	(11)	10/14/17	6 month NOK-	1.02125%	3,075
				NIBOR-NIBR

NOK	35,903,000	(17)	10/22/17	6 month NOK-	0.9965%	3,075
				NIBOR-NIBR

NOK	27,418,000	(45)	10/23/25	6 month NOK-	1.92%	4,340
				NIBOR-NIBR

NOK	8,769,000	(8)	10/29/20	6 month NOK-	1.2775%	(929)
				NIBOR-NIBR

NOK	5,774,000	(9)	10/29/25	1.88%	6 month NOK-	1,603
					NIBOR-NIBR

NZD	2,060,000	(11)	10/23/20	3.09%	3 month NZD-	(2,811)
					BBR-FRA

NZD	1,958,000	(18)	10/29/25	3 month NZD-	3.4925%	(3,052)
				BBR-FRA

NZD	920,000	(8)	11/2/25	3.5075%	3 month NZD-	736
					BBR-FRA

NZD	7,617,000	(40)	10/9/20	3.03%	3 month NZD-	2,349
					BBR-FRA

NZD	4,241,000	(10)	10/9/17	2.705%	3 month NZD-	2,566
					BBR-FRA

NZD	1,892,000	(10)	10/12/20	3.0525%	3 month NZD-	(618)
					BBR-FRA

NZD	928,000	(5)	10/14/20	3.0775%	3 month NZD-	(1,009)
					BBR-FRA

NZD	2,500,000	(6)	10/14/17	3 month NZD-	2.725%	(940)
				BBR-FRA

NZD	1,645,000	(4)	10/14/17	3 month NZD-	2.721%	(705)
				BBR-FRA

NZD	1,886,000	(10)	10/20/20	3.0475%	3 month NZD-	(167)
					BBR-FRA

NZD	5,105,000	(13)	10/29/17	2.7675%	3 month NZD-	(1,313)
					BBR-FRA

62	Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

SEK	6,490,000	$(10)	5/19/25	3 month SEK-	1.3225%	$8,480
				STIBOR-SIDE

SEK	9,749,000	(16)	6/23/25	1.5525%	3 month SEK-	(34,938)
					STIBOR-SIDE

SEK	2,682,000	(4)	7/29/25	1.32%	3 month SEK-	(1,761)
					STIBOR-SIDE

SEK	2,602,000	(4)	8/6/25	3 month SEK-	1.34%	2,254
				STIBOR-SIDE

SEK	2,202,000	(3)	7/23/25	1.4275%	3 month SEK-	(4,200)
					STIBOR-SIDE

SEK	2,693,000	(4)	8/11/25	1.3575%	3 month SEK-	(2,762)
					STIBOR-SIDE

SEK	2,334,000	(4)	8/27/25	1.3025%	3 month SEK-	(647)
					STIBOR-SIDE

SEK	2,805,000	(4)	8/28/25	3 month SEK-	1.3075%	909
				STIBOR-SIDE

SEK	2,530,000	(4)	9/22/25	3 month SEK-	1.35%	1,433
				STIBOR-SIDE

SEK	6,550,000	(10)	9/25/25	3 month SEK-	1.315%	909
				STIBOR-SIDE

SEK	8,316,000	(13)	10/23/25	1.3955%	3 month SEK-	(6,610)
					STIBOR-SIDE

SEK	31,266,000	(14)	9/25/17	3 month SEK-	0.17%	(5,124)
				STIBOR-SIDE

SEK	6,550,000	(10)	9/28/25	3 month SEK-	1.3075%	176
				STIBOR-SIDE

SEK	31,266,000	(14)	9/28/17	3 month SEK-	0.17125%	(4,972)
				STIBOR-SIDE

SEK	2,604,000	(4)	9/30/25	3 month SEK-	1.34125%	1,037
				STIBOR-SIDE

SEK	128,643,000	(59)	10/9/17	3 month SEK-	0.1522%	(24,900)
				STIBOR-SIDE

SEK	22,435,000	(22)	10/9/20	0.5036%	3 month SEK-	(13,808)
					STIBOR-SIDE

SEK	12,507,000	(20)	10/9/25	3 month SEK-	1.355%	5,808
				STIBOR-SIDE

SEK	42,569,000	(19)	10/14/17	0.17875%	3 month SEK-	5,269
					STIBOR-SIDE

SEK	66,162,000	(29)	10/23/17	0.187%	3 month SEK-	6,480
					STIBOR-SIDE

SEK	10,679,000	(10)	10/23/20	0.498%	3 month SEK-	(5,341)
					STIBOR-SIDE

SEK	65,173,000	(29)	10/27/17	0.244%	3 month SEK-	(2,535)
					STIBOR-SIDE

SEK	21,163,000	(9)	10/29/17	0.2675%	3 month SEK-	(2,004)
					STIBOR-SIDE

Total		$2,046,329				$(1,804,771)

E Extended effective date.

Global Income Trust	63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$493,396	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$1,108
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Barclays Bank PLC
85,833	—	1/12/40	5.00% (1 month	Synthetic MBX Index	216
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

164,721	—	1/12/42	4.00% (1 month	Synthetic TRS Index	344
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,792,860	—	1/12/41	4.00% (1 month	Synthetic TRS Index	4,025
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,272,122	—	1/12/41	5.00% (1 month	Synthetic MBX Index	17,754
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,577	—	1/12/38	6.50% (1 month	Synthetic TRS Index	9
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

96,424	—	1/12/41	5.00% (1 month	Synthetic MBX Index	273
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

398,622	—	1/12/40	4.50% (1 month	Synthetic MBX Index	464
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

52,453	—	1/12/40	5.00% (1 month	Synthetic MBX Index	132
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

795,143	—	1/12/40	4.50% (1 month	Synthetic MBX Index	925
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,230,783	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,314
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

447,916	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,268
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

75,212	—	1/12/40	5.00% (1 month	Synthetic MBX Index	189
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

243,843	—	1/12/40	5.00% (1 month	Synthetic MBX Index	614
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

176,867	—	1/12/40	5.00% (1 month	Synthetic MBX Index	445
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

64	Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,330,617	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(2,317)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

65,749	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(180)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

210,119	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(617)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

105,060	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(309)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

105,060	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(309)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

210,848	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(619)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

547,537	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,608)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

210,848	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(619)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

639,413	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,073
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

211,742	—	1/12/41	5.00% (1 month	Synthetic MBX Index	599
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

270,221	—	1/12/41	5.00% (1 month	Synthetic TRS Index	454
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

341,079	—	1/12/38	6.50% (1 month	Synthetic TRS Index	841
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

420,907	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,236)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

609,491	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,308)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

168,742	—	1/12/41	5.00% (1 month	Synthetic MBX Index	478
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

260,626	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(454)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Global Income Trust	65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$246,095	$(1,577)	1/12/43	(3.50%) 1 month	Synthetic TRS Index	$(690)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

EUR	1,446,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	1,550
					HICP excluding
					tobacco

EUR	723,000	—	9/15/17	(0.46%)	Eurostat Eurozone	1,377
					HICP excluding
					tobacco

EUR	1,029,000	—	9/15/17	(0.435%)	Eurostat Eurozone	2,531
					HICP excluding
					tobacco

Citibank, N.A.
	$165,159	—	1/12/41	5.00% (1 month	Synthetic MBX Index	467
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International
	719,670	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(176)
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	444,658	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(954)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,134,180	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,546
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	361,144	—	1/12/44	3.50% (1 month	Synthetic TRS Index	490
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	99,642	—	1/12/43	3.50% (1 month	Synthetic TRS Index	229
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	981,707	6,136	1/12/45	4.00% (1 month	Synthetic TRS Index	7,663
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	862,145	6,197	1/12/45	4.00% (1 month	Synthetic TRS Index	7,538
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International
	138,436	—	1/12/39	6.00% (1 month	Synthetic TRS Index	219
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	24,287	—	1/12/38	6.50% (1 month	Synthetic TRS Index	60
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	408,932	—	1/12/42	4.00% (1 month	Synthetic TRS Index	854
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

66	Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$408,932	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$854
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,341,223	—	1/12/41	4.00% (1 month	Synthetic TRS Index	3,011
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	497,206	—	1/12/40	4.00% (1 month	Synthetic TRS Index	1,117
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	34,892	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(61)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	41,858	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(73)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	790,601	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,376)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,154,812	—	1/12/42	4.00% (1 month	Synthetic TRS Index	2,411
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	608,098	—	1/12/42	4.00% (1 month	Synthetic TRS Index	1,270
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	763,606	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,714
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	733,279	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,574)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	2,125,244	—	1/12/43	3.50% (1 month	Synthetic TRS Index	4,874
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	2,131,000	—	2/24/25	(2.01%)	USA Non Revised	(65,848)
					Consumer Price
					Index-Urban (CPI-U)

	904,062	—	1/12/44	3.50% (1 month	Synthetic TRS Index	1,225
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	855,638	—	1/12/45	4.00% (1 month	Synthetic TRS Index	1,520
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	859,995	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(2,981)
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

EUR	5,206,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(10,745)
					HICP excluding
					tobacco

Global Income Trust	67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	1,719,000	$—	8/11/17	(0.63%)	Eurostat Eurozone	$(3,548)
					HICP excluding
					tobacco

EUR	1,446,000	—	8/31/17	(0.27%)	Eurostat Eurozone	8,566
					HICP excluding
					tobacco

EUR	1,446,000	—	9/1/17	(0.37%)	Eurostat Eurozone	5,362
					HICP excluding
					tobacco

EUR	1,446,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	9,731
					HICP excluding
					tobacco

GBP	1,234,000	—	2/20/25	(2.895%)	GBP Non-revised UK	13,564
					Retail Price Index

JPMorgan Chase Bank N.A.
	$763,255	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,714
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	733,279	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(1,574)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	723,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	1,989
					HICP excluding
					tobacco

EUR	723,000	—	9/7/20	(0.85%)	Eurostat Eurozone	2,710
					HICP excluding
					tobacco

Total		$10,756				$25,505

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$2,666	$39,000	5/11/63	300 bp	$2,162
Index

CMBX NA BBB–	BBB–/P	5,303	88,000	5/11/63	300 bp	4,166
Index

CMBX NA BBB–	BBB–/P	10,865	176,000	5/11/63	300 bp	8,591
Index

CMBX NA BBB–	BBB–/P	10,317	181,000	5/11/63	300 bp	7,979
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	13,525	122,000	5/11/63	300 bp	11,948
Index

68	Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
CMBX NA BB Index	—	$(25,806)	$1,462,000	5/11/63	(500 bp)	$(2,372)

CMBX NA BBB–	BBB–/P	20,078	1,387,000	5/11/63	300 bp	2,162
Index

CMBX NA BBB–	BBB–/P	20,095	1,530,000	5/11/63	300 bp	332
Index

CMBX NA BBB–	BBB–/P	24,670	2,252,000	5/11/63	300 bp	(4,418)
Index

CMBX NA BBB–	BBB–/P	3,622	90,000	1/17/47	300 bp	516
Index

CMBX NA BBB–	BBB–/P	7,926	135,000	1/17/47	300 bp	3,266
Index

CMBX NA BBB–	BBB–/P	15,589	438,000	1/17/47	300 bp	471
Index

CMBX NA BBB–	BBB–/P	16,396	478,000	1/17/47	300 bp	(103)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(69)	10,000	5/11/63	300 bp	(198)
Index

CMBX NA BBB–	BBB–/P	59	15,000	1/17/47	300 bp	(459)
Index

CMBX NA BBB–	BBB–/P	61	17,000	1/17/47	300 bp	(526)
Index

CMBX NA BBB–	BBB–/P	61	17,000	1/17/47	300 bp	(526)
Index

CMBX NA BBB–	BBB–/P	141	33,000	1/17/47	300 bp	(998)
Index

CMBX NA BBB–	BBB–/P	118	33,000	1/17/47	300 bp	(1,021)
Index

CMBX NA BBB–	BBB–/P	118	33,000	1/17/47	300 bp	(1,021)
Index

CMBX NA BB Index	—	(1,061)	124,000	5/11/63	(500 bp)	927

CMBX NA BB Index	—	(1,315)	124,000	5/11/63	(500 bp)	673

CMBX NA BB Index	—	70	58,000	5/11/63	(500 bp)	1,000

CMBX NA BB Index	—	(519)	54,000	5/11/63	(500 bp)	347

CMBX NA BB Index	—	543	53,000	5/11/63	(500 bp)	1,393

CMBX NA BB Index	—	1,198	53,000	5/11/63	(500 bp)	2,048

CMBX NA BB Index	—	(80)	40,000	1/17/47	(500 bp)	1,397

CMBX NA BBB–	—	(1,225)	135,000	5/11/63	(300 bp)	518
Index

CMBX NA BBB–	BBB–/P	(145)	18,000	5/11/63	300 bp	(377)
Index

CMBX NA BBB–	BBB–/P	(600)	55,000	5/11/63	300 bp	(1,310)
Index

CMBX NA BBB–	BBB–/P	614	103,000	5/11/63	300 bp	(716)
Index

Global Income Trust	69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/15 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$1,188	$104,000	5/11/63	300 bp	$(155)
Index

CMBX NA BBB–	BBB–/P	(1,011)	108,000	5/11/63	300 bp	(2,406)
Index

CMBX NA BBB–	BBB–/P	(1,083)	108,000	5/11/63	300 bp	(2,478)
Index

CMBX NA BBB–	BBB–/P	(1,083)	108,000	5/11/63	300 bp	(2,478)
Index

CMBX NA BBB–	BBB–/P	(437)	109,000	5/11/63	300 bp	(1,845)
Index

CMBX NA BBB–	BBB–/P	(1,950)	117,000	5/11/63	300 bp	(3,461)
Index

CMBX NA BBB–	BBB–/P	401	19,000	1/17/47	300 bp	(255)
Index

CMBX NA BBB–	BBB–/P	2,725	91,000	1/17/47	300 bp	(417)
Index

CMBX NA BBB–	BBB–/P	4,091	135,000	1/17/47	300 bp	(569)
Index

JPMorgan Securities LLC
CMBX NA BBB–	—	(4,319)	180,000	5/11/63	(300 bp)	(1,994)
Index

CMBX NA BBB–	—	(2,319)	90,000	5/11/63	(300 bp)	(1,157)
Index

CMBX NA BBB–	BBB–/P	4,980	90,000	1/17/47	300 bp	1,873
Index

CMBX NA BBB–	BBB–/P	9,494	180,000	1/17/47	300 bp	3,281
Index

Total		$133,892				$23,790

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2015. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

70	Global Income Trust

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$10,635,000

Corporate bonds and notes	—	77,009,720	543,400

Foreign government and agency bonds and notes	—	107,354,894	—

Mortgage-backed securities	—	62,132,771	2,313,819

Municipal bonds and notes	—	398,803	—

Purchased options outstanding	—	90,620	—

Purchased swap options outstanding	—	710,110	—

U.S. government and agency mortgage obligations	—	103,648,518	—

U.S. treasury obligations	—	113,077	—

Short-term investments	10,615,190	10,395,920	—

Totals by level	$10,615,190	$361,854,433	$13,492,219

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$794,790	$—

Futures contracts	14,614	—	—

Written options outstanding	—	(49,740)	—

Written swap options outstanding	—	(1,246,634)	—

Forward premium swap option contracts	—	(65,471)	—

TBA sale commitments	—	(50,722,970)	—

Interest rate swap contracts	—	(4,421,880)	—

Total return swap contracts	—	14,749	—

Credit default contracts	—	(110,102)	—

Totals by level	$14,614	$(55,807,258)	$—

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	appreciation/			Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	Realized	(deprecia-	Cost of	from	into	out of	as of
in securities:	10/31/14	premiums	gain/(loss)	tion) #	purchases	sales	Level 3†	Level 3†	10/31/15

Asset-backed
securities	$—	$—	$—	$—	$2,948,000	$—	$7,687,000	$—	$10,635,000

Corporate
bonds and
notes	$—	(30,857)	—	33,457	540,800	—	—	—	$543,400

Mortgage-
backed
securities	$—	(28,613)	—	4,998	1,494,354	—	843,080	—	$2,313,819

Totals	$—	$(59,470)	$—	$38,455	$4,983,154	$—	$8,530,080	$—	$13,492,219

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $38,455 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Global Income Trust	71

Statement of assets and liabilities 10/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $385,227,895)	$375,736,652
Affiliated issuers (identified cost $10,225,190) (Note 5)	10,225,190

Cash	316,986

Foreign currency (cost $1,227) (Note 1)	1,235

Interest and other receivables	3,255,555

Receivable for shares of the fund sold	336,843

Receivable for investments sold	1,294,674

Receivable for sales of delayed delivery securities (Note 1)	16,438,836

Receivable for variation margin (Note 1)	634,001

Unrealized appreciation on forward premium swap option contracts (Note 1)	141,055

Unrealized appreciation on forward currency contracts (Note 1)	2,275,604

Unrealized appreciation on OTC swap contracts (Note 1)	671,429

Premium paid on OTC swap contracts (Note 1)	44,599

Prepaid assets	40,125

Total assets	411,412,784

LIABILITIES

Payable for investments purchased	1,013,253

Payable for purchases of delayed delivery securities (Note 1)	69,339,991

Payable for shares of the fund repurchased	445,650

Payable for compensation of Manager (Note 2)	131,113

Payable for custodian fees (Note 2)	46,143

Payable for investor servicing fees (Note 2)	72,089

Payable for Trustee compensation and expenses (Note 2)	125,103

Payable for administrative services (Note 2)	1,043

Payable for distribution fees (Note 2)	66,569

Payable for variation margin (Note 1)	634,006

Unrealized depreciation on OTC swap contracts (Note 1)	1,192,914

Premium received on OTC swap contracts (Note 1)	189,247

Unrealized depreciation on forward currency contracts (Note 1)	1,480,814

Unrealized depreciation on forward premium swap option contracts (Note 1)	206,526

Written options outstanding, at value (premiums $2,204,887) (Notes 1 and 3)	1,296,374

TBA sale commitments, at value (proceeds receivable $50,958,398) (Note 1)	50,722,970

Collateral on certain derivative contracts, at value (Note 1)	503,077

Other accrued expenses	197,864

Total liabilities	127,664,746

Net assets	$283,748,038

(Continued on next page)

72	Global Income Trust

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$301,087,042

Undistributed net investment income (Note 1)	7,368,578

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(14,762,482)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(9,945,100)

Total — Representing net assets applicable to capital shares outstanding	$283,748,038

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($160,497,028 divided by 13,451,616 shares)	$11.93

Offering price per class A share (100/96.00 of $11.93)*	$12.43

Net asset value and offering price per class B share ($6,060,111 divided by 510,393 shares)**	$11.87

Net asset value and offering price per class C share ($24,160,422 divided by 2,034,213 shares)**	$11.88

Net asset value and redemption price per class M share ($9,405,948 divided by 796,206 shares)	$11.81

Offering price per class M share (100/96.75 of $11.81)†	$12.21

Net asset value, offering price and redemption price per class R share
($6,366,001 divided by 534,576 shares)	$11.91

Net asset value, offering price and redemption price per class R5 share
($40,657 divided by 3,406 shares)	$11.94

Net asset value, offering price and redemption price per class R6 share
($5,404,745 divided by 453,018 shares)	$11.93

Net asset value, offering price and redemption price per class Y share
($71,813,126 divided by 6,021,437 shares)	$11.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Global Income Trust	73

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Interest (including interest income of $17,327 from investments in affiliated issuers) (Note 5)	$11,415,117

EXPENSES

Compensation of Manager (Note 2)	1,690,580

Investor servicing fees (Note 2)	457,317

Custodian fees (Note 2)	111,474

Trustee compensation and expenses (Note 2)	14,795

Distribution fees (Note 2)	850,927

Administrative services (Note 2)	8,439

Other	387,347

Total expenses	3,520,879

Expense reduction (Note 2)	(625)

Net expenses	3,520,254

Net investment income	7,894,863

Net realized loss on investments (Notes 1 and 3)	(1,656,490)

Net realized loss on swap contracts (Note 1)	(5,640,047)

Net realized gain on futures contracts (Note 1)	149,101

Net realized gain on foreign currency transactions (Note 1)	7,139,965

Net realized gain on written options (Notes 1 and 3)	2,032,744

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(206,801)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	(16,867,198)

Net loss on investments	(15,048,726)

Net decrease in net assets resulting from operations	$(7,153,863)

The accompanying notes are an integral part of these financial statements.

74	Global Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$7,894,863	$9,085,578

Net realized gain (loss) on investments
and foreign currency transactions	2,025,273	(1,731,545)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(17,073,999)	2,285,618

Net increase (decrease) in net assets resulting
from operations	(7,153,863)	9,639,651

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,326,930)	(5,908,621)

Class B	(166,390)	(191,793)

Class C	(655,547)	(678,804)

Class M	(291,910)	(321,934)

Class R	(169,024)	(165,487)

Class R5	(1,047)	(513)

Class R6	(164,935)	(152,391)

Class Y	(2,938,951)	(2,318,525)

Increase (decrease) from capital share transactions (Note 4)	(48,613,257)	47,123,695

Total increase (decrease) in net assets	(65,481,854)	47,025,278

NET ASSETS

Beginning of year	349,229,892	302,204,614

End of year (including undistributed net investment income
of $7,368,578 and $3,249,894, respectively)	$283,748,038	$349,229,892

The accompanying notes are an integral part of these financial statements.

Global Income Trust	75

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
October 31, 2015	$12.60	.31	(.60)	(.29)	(.38)	—	(.38)	—	—	$11.93	(2.31)	$160,497	1.10	2.54	296[d]
October 31, 2014	12.57	.36	.05	.41	(.38)	—	(.38)	—	—	12.60	3.30	171,481	1.09	2.84	295[d]
October 31, 2013	12.85	.38	(.27)	.11	(.35)	(.04)	(.39)	—	—	12.57	.82	199,284	1.10	2.96	335[e]
October 31, 2012	12.58	.36	.38	.74	(.36)	(.11)	(.47)	—	—	12.85	6.02	229,240	1.10	2.85	162[e]
October 31, 2011	13.15	.47	(.27)	.20	(.77)	—	(.77)	—[f]	—[f,g]	12.58	1.55	215,202	1.13	3.67	116[e]

Class B
October 31, 2015	$12.54	.22	(.60)	(.38)	(.29)	—	(.29)	—	—	$11.87	(3.05)	$6,060	1.85	1.78	296[d]
October 31, 2014	12.51	.26	.06	.32	(.29)	—	(.29)	—	—	12.54	2.54	7,884	1.84	2.08	295[d]
October 31, 2013	12.80	.28	(.28)	—[f]	(.26)	(.03)	(.29)	—	—	12.51	(.01)	9,002	1.85	2.21	335[e]
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.24	11,109	1.85	2.10	162[e]
October 31, 2011	13.10	.38	(.28)	.10	(.67)	—	(.67)	—[f]	—[f,g]	12.53	.81	11,499	1.88	2.94	116[e]

Class C
October 31, 2015	$12.55	.22	(.60)	(.38)	(.29)	—	(.29)	—	—	$11.88	(3.04)	$24,160	1.85	1.78	296[d]
October 31, 2014	12.51	.26	.07	.33	(.29)	—	(.29)	—	—	12.55	2.61	30,175	1.84	2.08	295[d]
October 31, 2013	12.80	.28	(.28)	—[f]	(.26)	(.03)	(.29)	—	—	12.51	(.01)	31,771	1.85	2.22	335[e]
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.25	39,316	1.85	2.10	162[e]
October 31, 2011	13.10	.35	(.24)	.11	(.68)	—	(.68)	—[f]	—[f,g]	12.53	.83	36,264	1.88	2.70	116[e]

Class M
October 31, 2015	$12.48	.28	(.60)	(.32)	(.35)	—	(.35)	—	—	$11.81	(2.58)	$9,406	1.35	2.28	296[d]
October 31, 2014	12.45	.33	.05	.38	(.35)	—	(.35)	—	—	12.48	3.07	10,911	1.34	2.58	295[d]
October 31, 2013	12.74	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	12.45	.50	12,457	1.35	2.71	335[e]
October 31, 2012	12.47	.32	.38	.70	(.33)	(.10)	(.43)	—	—	12.74	5.80	14,969	1.35	2.60	162[e]
October 31, 2011	13.04	.45	(.28)	.17	(.74)	—	(.74)	—[f]	—[f,g]	12.47	1.30	16,403	1.38	3.51	116[e]

Class R
October 31, 2015	$12.58	.28	(.60)	(.32)	(.35)	—	(.35)	—	—	$11.91	(2.56)	$6,366	1.35	2.27	296[d]
October 31, 2014	12.54	.33	.06	.39	(.35)	—	(.35)	—	—	12.58	3.12	6,072	1.34	2.58	295[d]
October 31, 2013	12.83	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	12.54	.50	5,586	1.35	2.70	335[e]
October 31, 2012	12.56	.33	.37	.70	(.33)	(.10)	(.43)	—	—	12.83	5.76	4,142	1.35	2.61	162[e]
October 31, 2011	13.14	.44	(.28)	.16	(.74)	—	(.74)	—[f]	—[f,g]	12.56	1.25	3,658	1.38	3.43	116[e]

Class R5
October 31, 2015	$12.60	.35	(.59)	(.24)	(.42)	—	(.42)	—	—	$11.94	(1.94)	$41.83		2.84	296[d]
October 31, 2014	12.56	.39	.07	.46	(.42)	—	(.42)	—	—	12.60	3.67	24.82		3.02	295[d]
October 31, 2013	12.85	.42	(.29)	.13	(.38)	(.04)	(.42)	—	—	12.56	1.02	11.82		3.27	335[e]
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.34*	10	.27*	.99*	162[e]

Class R6
October 31, 2015	$12.60	.35	(.59)	(.24)	(.43)	—	(.43)	—	—	$11.93	(1.97)	$5,405.76		2.89	296[d]
October 31, 2014	12.57	.40	.06	.46	(.43)	—	(.43)	—	—	12.60	3.64	4,736.75		3.15	295[d]
October 31, 2013	12.85	.38[h]	(.23)	.15	(.39)	(.04)	(.43)	—	—	12.57	1.19	4,025.75		3.00[h]	335[e]
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.37*	10	.25*	1.01*	162[e]

Class Y
October 31, 2015	$12.60	.34	(.59)	(.25)	(.42)	—	(.42)	—	—	$11.93	(2.06)	$71,813.85		2.79	296[d]
October 31, 2014	12.57	.38	.07	.45	(.42)	—	(.42)	—	—	12.60	3.58	117,947.84		2.97	295[d]
October 31, 2013	12.86	.41	(.28)	.13	(.38)	(.04)	(.42)	—	—	12.57	1.00	40,069.85		3.22	335[e]
October 31, 2012	12.58	.39	.39	.78	(.38)	(.12)	(.50)	—	—	12.86	6.40	64,357.85		3.11	162[e]
October 31, 2011	13.16	.46	(.24)	.22	(.80)	—	(.80)	—[f]	—[f,g]	12.58	1.74	72,631.88		3.53	116[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

76	Global Income Trust	Global Income Trust	77

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	673%

October 31, 2012	328

October 31, 2011	319

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

78	Global Income Trust

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). The fund may also invest in bonds that are below-investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Global Income Trust	79

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

80	Global Income Trust

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books.

Global Income Trust	81

An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit

82	Global Income Trust

event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $364,195 at the close of the reporting period.

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Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,532,853 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,692,175 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

84	Global Income Trust

At October 31, 2015, the fund had a capital loss carryover of $13,285,386 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$10,805,964	$—	$10,805,964	*

2,479,422	N/A	2,479,422	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $5,938,555 to increase undistributed net investment income and $5,938,555 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,797,152
Unrealized depreciation	(17,425,756)

Net unrealized depreciation	(10,628,604)
Undistributed ordinary income	8,394,907
Capital loss carryforward	(13,285,386)
Cost for federal income tax purposes	$396,575,006

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

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The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$251,200	Class R5	36

Class B	10,286	Class R6	2,370

Class C	40,345	Class Y	129,623

Class M	14,863	Total	$457,317

Class R	8,594

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $625 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $183, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

86	Global Income Trust

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$426,780	Class M	50,522

Class B	69,995	Class R	29,197

Class C	274,433	Total	$850,927

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,025 and $159 from the sale of class A and class M shares, respectively, and received $1,833 and $358 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $80 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$920,686,711	$924,897,307

U.S. government securities (Long-term)	—	—

Total	$920,686,711	$924,897,307

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$109,252,700	$1,249,373	$40,000,000	$148,750

Options opened	1,638,115,930	9,674,646	323,200,000	1,928,782
Options exercised	(172,000,750)	(1,468,351)	—	—
Options expired	(361,659,925)	(2,403,247)	(71,100,000)	(333,719)
Options closed	(742,494,480)	(5,099,097)	(252,100,000)	(1,492,250)

Written options outstanding at
the end of the reporting period	$471,213,475	$1,953,324	$40,000,000	$251,563

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	3,123,518	$38,594,678	4,413,251	$56,303,781

Shares issued in connection with
reinvestment of distributions	393,104	4,827,699	425,621	5,434,427

	3,516,622	43,422,377	4,838,872	61,738,208

Shares repurchased	(3,672,828)	(45,130,108)	(7,088,766)	(90,985,210)

Net decrease	(156,206)	$(1,707,731)	(2,249,894)	$(29,247,002)

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	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	19,945	$246,256	58,465	$746,113

Shares issued in connection with
reinvestment of distributions	12,463	152,436	13,829	175,668

	32,408	398,692	72,294	921,781

Shares repurchased	(150,583)	(1,843,336)	(163,376)	(2,076,157)

Net decrease	(118,175)	$(1,444,644)	(91,082)	$(1,154,376)

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	216,409	$2,660,000	549,979	$7,026,458

Shares issued in connection with
reinvestment of distributions	43,629	533,553	44,636	567,273

	260,038	3,193,553	594,615	7,593,731

Shares repurchased	(630,613)	(7,721,310)	(728,810)	(9,239,646)

Net decrease	(370,575)	$(4,527,757)	(134,195)	$(1,645,915)

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	21,522	$262,765	15,894	$201,452

Shares issued in connection with
reinvestment of distributions	5,183	63,007	5,630	71,168

	26,705	325,772	21,524	272,620

Shares repurchased	(104,710)	(1,280,701)	(147,960)	(1,862,433)

Net decrease	(78,005)	$(954,929)	(126,436)	$(1,589,813)

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	393,336	$4,780,343	173,435	$2,212,315

Shares issued in connection with
reinvestment of distributions	10,263	125,654	9,059	115,473

	403,599	4,905,997	182,494	2,327,788

Shares repurchased	(351,778)	(4,301,040)	(145,076)	(1,848,656)

Net increase	51,821	$604,957	37,418	$479,132

	Year ended 10/31/15		Year ended 10/31/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	1,515	$18,415	1,022	$13,188

Shares issued in connection with
reinvestment of distributions	86	1,047	40	513

	1,601	19,462	1,062	13,701

Shares repurchased	(96)	(1,182)	—	—

Net increase	1,505	$18,280	1,062	$13,701

88	Global Income Trust

	Year ended 10/31/15		Year ended 10/31/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	157,300	$1,917,346	83,736	$1,063,103

Shares issued in connection with
reinvestment of distributions	13,457	164,906	11,931	152,362

	170,757	2,082,252	95,667	1,215,465

Shares repurchased	(93,578)	(1,157,550)	(40,109)	(510,565)

Net increase	77,179	$924,702	55,558	$704,900

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,783,385	$34,375,470	7,420,058	$95,484,059

Shares issued in connection with
reinvestment of distributions	184,042	2,261,499	119,124	1,521,931

	2,967,427	36,636,969	7,539,182	97,005,990

Shares repurchased	(6,309,268)	(78,163,104)	(1,364,769)	(17,442,922)

Net increase (decrease)	(3,341,841)	$(41,526,135)	6,174,413	$79,563,068

At the close of the reporting period, Putnam Investments, LLC owned 897 class R5 shares of the fund (26.3% of class R5 shares outstanding), valued at $10,710.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$3,318,955	$3,318,955	$383	$—

Putnam Short Term
Investment Fund*	33,891,737	124,868,306	148,534,853	16,944	10,225,190

Totals	$33,891,737	$128,187,261	$151,853,808	$17,327	$10,225,190

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

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Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$32,100,000

Purchased swap option contracts (contract amount)	$318,900,000

Written TBA commitment option contracts (contract amount) (Note 3)	$51,800,000

Written swap option contracts (contract amount) (Note 3)	$302,800,000

Futures contracts (number of contracts)	800

Forward currency contracts (contract amount)	$402,300,000

OTC interest rate swap contracts (notional)	$51,600,000

Centrally cleared interest rate swap contracts (notional)	$689,100,000

OTC total return swap contracts (notional)	$58,500,000

OTC credit default contracts (notional)	$9,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$37,613	Payables	$147,715

Foreign exchange
contracts	Receivables	2,275,604	Payables	1,480,814

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	4,307,189*	depreciation	9,260,821*

Total		$6,620,406		$10,889,350

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

90	Global Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$151,763	$151,763

Foreign exchange
contracts	—	—	7,281,474	—	$7,281,474

Interest rate contracts	(339,021)	149,101	—	(5,791,810)	$(5,981,730)

Total	$(339,021)	$149,101	$7,281,474	$(5,640,047)	$1,451,507

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(128,442)	$(128,442)

Foreign exchange
contracts	—	—	(244,364)	—	$(244,364)

Interest rate contracts	248,191	(149,474)	—	(947,934)	$(849,217)

Total	$248,191	$(149,474)	$(244,364)	$(1,076,376)	$(1,222,023)

Global Income Trust	91

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$118,515	$350,435	$—	$22,748	$—	$—	$—	$—	$—	$—	$491,698

Centrally cleared interest rate
swap contracts§	—	—	496,637	—	—	—	—	—	—	—	—	—	—	—	—	496,637

OTC Total return swap contracts*#	1,108	42,762	—	467	6,133	—	56,352	—	6,413	—	—	—	—	—	—	113,235

OTC Credit default contracts*#	—	—	—	—	23,434	—	10,692	—	—	3,487	—	—	—	—	—	37,613

Futures contracts§	—	—	—	—	—	—	—	—	—	—	137,364	—	—	—	—	137,364

Forward currency contracts#	61,468	127,382	—	362,697	502,279	279,030	270,414	125,978	178,628	—	—	133,477	78,811	54,432	101,008	2,275,604

Forward premium swap option contracts#	22,441	—	—	1,546	—	—	—	—	117,068	—	—	—	—	—	—	141,055

Purchased swap options**#	231	—	—	6,509	212,388	—	301,348	—	189,634	—	—	—	—	—	—	710,110

Purchased options**#	—	—	—	—	—	—	—	—	90,620	—	—	—	—	—	—	90,620

Total Assets	$85,248	$170,144	$496,637	$371,219	$744,234	$397,545	$989,241	$125,978	$605,111	$3,487	$137,364	$133,477	$78,811	$54,432	$101,008	$4,493,936

Liabilities:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$689,852	$—	$—	$372,626	$—	$—	$—	$—	$—	$—	$1,062,478

Centrally cleared interest rate
swap contracts§	—	—	609,111	—	—	—	—	—	—	—	—	—	—	—	—	609,111

OTC Total return swap contracts*#	—	9,576	—	—	1,130	—	86,206	—	1,574	—	—	—	—	—	—	98,486

OTC Credit default contracts*#	6,253	1,577	—	—	106,150	—	24,415	—	—	9,320	—	—	—	—	—	147,715

Futures contracts§	—	—	—	—	—	—	—	—	—	—	24,895	—	—	—	—	24,895

Forward currency contracts#	44,657	131,258	—	124,779	137,564	126,806	93,348	110,184	249,874	—	—	42,075	117,075	172,060	131,134	1,480,814

Forward premium swap option contracts#	34,864	—	—	4,830	—	—	—	—	166,832	—	—	—	—	—	—	206,526

Written swap options#	624	—	—	3,829	224,033	—	332,944	—	685,204	—	—	—	—	—	—	1,246,634

Written options#	—	—	—	—	—	—	—	—	49,740	—	—	—	—	—	—	49,740

Total Liabilities	$86,398	$142,411	$609,111	$133,438	$468,877	$816,658	$536,913	$110,184	$1,525,850	$9,320	$24,895	$42,075	$117,075	$172,060	$131,134	$4,926,399

Total Financial and Derivative Net Assets	$(1,150)	$27,733	$(112,474)	$237,781	$275,357	$(419,113)	$452,328	$15,794	$(920,739)	$(5,833)	$112,469	$91,402	$(38,264)	$(117,628)	$(30,126)	$(432,463)

Total collateral received (pledged)†##	$—	$—	$—	$170,000	$220,000	$(419,113)	$364,195	$15,794	$(920,739)	$—	$—	$—	$—	$(117,628)	$—

Net amount	$(1,150)	$27,733	$(112,474)	$67,781	$55,357	$—	$88,133	$—	$—	$(5,833)	$112,469	$91,402	$(38,264)	$—	$(30,126)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

92	Global Income Trust	Global Income Trust	93

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $6,184,894 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

94	Global Income Trust

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Global Income Trust	95

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

96	Global Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Global Income Trust	97

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

98	Global Income Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Income Trust	99

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

100	Global Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN031
297688 12/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2015	$131,166	$ —	$18,522	$ —
October 31, 2014	$128,142	$ —	$17,878	$ —

For the fiscal years ended October 31, 2015 and October 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $879,509 and $594,052 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2015	$ —	$860,987	$ —	$ —

October 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015